UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

JEFFREY K. RINGDAHL, VICE PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2022

Date of reporting period: January 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon® FUNDS

2022 ANNUAL REPORT

January 31, 2022

CONTINUOUS CAPITAL EMERGING MARKETS FUND

CCEM 0122

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CONTINUOUS CAPITAL EMERGING MARKETS FUND

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in Chinese securities involves heightened volatility and liquidity risk due to the potential for government intervention, trading suspensions and limited or unreliable financial reporting information on issuers. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

As Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Someone’s sitting in the shade today because someone planted a tree a long time ago.”

That is to say, before we can enjoy the fruits of our labor, we must first devote our attention to the careful planning and cultivation of our estates. To achieve a strong yield requires time, diligence and patience – and there are no guarantees the seeds we plant today will thrive or result in a plentiful harvest. This can be said not only about the actions we undertake in our gardening or landscaping, but also those we initiate in our investment portfolios – especially as we take into account the potential for harm caused by natural disasters and other catastrophes, such as the COVID-19 pandemic.

Because none of us – not even the Oracle of Omaha – has a crystal ball, to help give your investment portfolio the greatest chance for success over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. With continuous nurturing, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Emerging Markets Overview

January 31, 2022 (Unaudited)

For the 12-month period ended January 31, 2022, global equity markets, as represented by the MSCI ACWI Index, gained 13.23% and emerging markets, as represented by the MSCI Emerging Markets Index, declined 7.23%. The negative return for emerging-market equities was in sharp contrast to the performance of developed markets, which climbed 16.53%, as represented by the MSCI World Index. With respect to investment style within emerging markets, Value stocks significantly outperformed their Growth counterparts with the MSCI Emerging Markets Value Index finishing ahead of the MSCI Emerging Markets Growth Index by more than 18%.

Emerging markets experienced and reacted to many twists and turns throughout the period due to a myriad of investor concerns that included, but were not limited to: regulatory changes in China, COVID-19 variants and different degrees of government response, ramifications of inflation swiftly moving higher and central bank actions, and geopolitical issues highlighted most recently by the buildup of Russian military troops along the Ukrainian border.

As to be expected in emerging markets, individual country performance varied widely across the universe. The top-performing markets were Saudi Arabia (up 54.65%), Czech Republic (up 51.94%) and Argentina (up 44.66%). The worst-performing markets were China (down 29.24%), Pakistan (down 26.23%) and Turkey (down 21.88%).

2

American Beacon Continuous Capital Emerging Markets FundSM

Performance Overview

January 31, 2022 (Unaudited)

The Investor Class of the American Beacon Continuous Capital Emerging Markets Fund (the “Fund”) returned -4.66% for the twelve months ended January 31, 2022. The Fund outperformed the MSCI Emerging Markets Index (Net) (the “Index”) return of -7.23% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 12/17/2018 Through 1/31/2022

Total Returns for the Period ended January 31, 2022

	Ticker	1 Year	3 years	Since Inception (12/17/2018)	Value of $10,000 12/17/2018- 1/31/2022
R5 Class (1,4)	CCEIX	-4.33%	7.76%	10.28%	$13,575
Y Class (1,4)	CCEYX	-4.41%	7.70%	10.23%	$13,555
Investor Class (1,4)	CCEPX	-4.66%	7.38%	9.88%	$13,423
A without Sales Charge (1,2,4)	CCEAX	-4.59%	7.41%	9.91%	$13,433
A with Sales Charge (1,2,4)	CCEAX	-10.05%	5.32%	7.85%	$12,661
C without Sales Charge (1,2,4)	CCLCX	-5.25%	7.16%	9.67%	$13,340
C with Sales Charge (1,2,4)	CCLCX	-6.25%	7.16%	9.67%	$13,340

MSCI Emerging Markets Index (Net) (3)		-7.23%	7.19%	9.81%	$13,399

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

3

American Beacon Continuous Capital Emerging Markets FundSM

Performance Overview

January 31, 2022 (Unaudited)

2.

Fund performance for the three-year and since inception periods represent the returns achieved by the Investor Class from 12/17/2018 up to February 1, 2021, the inception date of the A and C Classes, and the returns of the A and C Classes since their inception. Expenses of the A and C Classes are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A and C Classes been in existence since 12/17/2018.

3.

The MSCI Emerging Markets Index (Net) is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. The MSCI® information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 2.72%, 2.73%, 3.26%, 5.58%, and 6.33%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For the one-year period ending January 31, 2022, the Fund outperformed the Index due to stock selection, while sector allocation detracted from relative returns.

Most of the Fund’s outperformance related to stock selection was attributed to holdings in the Information Technology, Health Care, and Consumer Discretionary sectors. In the Information Technology sector, stock selection in Unimicron Technology Corp. (up 113.7%) and Parade Technologies Ltd. (up 81.3%) contributed to relative performance. In the Health Care sector, holdings in Laurus Labs Ltd. (up 31.9%) and Shanghai Pharmaceuticals Holding Co. Ltd. Class H (up 18.6%) added to relative returns. Additionally, in the Consumer Discretionary sector, stock selection in Li Ning Co. Ltd. (up 57.7%) and no exposure to NIO, Inc. (down 57.0%) contributed to performance.

From a sector allocation perspective, underweight allocations to the Financials, Materials and Energy sectors (up 17.3%, 10.4%, and 27.0%, respectively) detracted from relative returns. Conversely, an underweight allocation to the Communications Services sector (down 19.5%) contributed to relative performance.

Looking forward, the Fund’s sub-advisor will continue to focus on its iterative investment process of constructing a portfolio of high-quality companies with consistent value and income characteristics.

4

American Beacon Continuous Capital Emerging Markets FundSM

Performance Overview

January 31, 2022 (Unaudited)

Top Ten Holdings (% Net Assets)
MercadoLibre, Inc.		0.8
NetEase, Inc., ADR		0.8
Samsung Electronics Co. Ltd.		0.8
Samsung Electronics Co. Ltd.		0.8
Taiwan Semiconductor Manufacturing Co. Ltd.		0.8
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		0.8
Taiwan Semiconductor Manufacturing Co. Ltd., BDR		0.8
Tencent Holdings Ltd.		0.8
Tencent Holdings Ltd., ADR		0.8
Tencent Holdings Ltd., ADR		0.8

Total Fund Holdings	148

Sector Allocation (% Equities)
Information Technology		25.6
Financials		18.9
Consumer Discretionary		16.3
Communication Services		11.3
Consumer Staples		9.1
Energy		5.5
Health Care		5.5
Industrials		4.7
Materials		1.7
Utilities		1.4

Country Allocation (% Equities)
China/Hong Kong		35.4
India		15.8
Taiwan		12.8
Republic of Korea		11.6
Brazil		4.6
Russia		3.4
Thailand		2.6
Indonesia		2.2
Philippines		2.2
South Africa		2.1
United States		1.9
Saudi Arabia		1.5
Poland		1.2
Argentina		0.9
Malaysia		0.7
Mexico		0.7
Kazakhstan		0.4

5

American Beacon Continuous Capital Emerging Markets FundSM

Expense Examples

January 31, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2021 through January 31, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Continuous Capital Emerging Markets FundSM

Expense Examples

January 31, 2022 (Unaudited)

American Beacon Continuous Capital Emerging Markets Fund

	Beginning Account Value 8/1/2021	Ending Account Value 1/31/2022	Expenses Paid During Period 8/1/2021-1/31/2022*
R5 Class
Actual	$1,000.00	$940.90	$5.63
Hypothetical**	$1,000.00	$1,019.41	$5.85
Y Class
Actual	$1,000.00	$940.90	$6.12
Hypothetical**	$1,000.00	$1,018.90	$6.36
Investor Class
Actual	$1,000.00	$938.90	$7.48
Hypothetical**	$1,000.00	$1,017.49	$7.78
A Class
Actual	$1,000.00	$939.70	$7.09
Hypothetical**	$1,000.00	$1,017.90	$7.38
C Class
Actual	$1,000.00	$936.50	$10.74
Hypothetical**	$1,000.00	$1,014.12	$11.17

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.15%, 1.25%, 1.53%, 1.45%, and 2.20% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Continuous Capital Emerging Markets FundSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and the Shareholders of American Beacon Continuous Capital Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Continuous Capital Emerging Markets Fund (one of the series constituting American Beacon Funds, referred to hereafter as the “Fund”) as of January 31, 2022, the related statement of operations for the year ended January 31, 2022, the statement of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2022 and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

March 29, 2022

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

8

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2022

	Shares	Fair Value

Argentina - 0.79% (Cost $471,788)

Common Stocks - 0.79%
MercadoLibre, Inc.A	404	$457,352

Brazil - 4.25%

Common Stocks - 3.52%
Ambipar Participacoes e Empreendimentos SA	57,600	428,358
B3 SA - Brasil Bolsa Balcao	139,218	383,301
BLAU Farmaceutica SAA	59,600	415,059
Hypera SA	68,100	398,974
XP, Inc., Class AA	12,074	402,185

Total Common Stocks		2,027,877

Preferred Stocks - 0.73%
Petroleo Brasileiro SAB	68,900	419,750

Total Brazil (Cost $2,569,659)		2,447,627

China/Hong Kong - 32.90%

Common Stocks - 32.90%
AIA Group Ltd.C	32,700	339,664
AIA Group Ltd., ADRD	8,614	365,320
Alibaba Group Holding Ltd.A C	45,548	714,301
Alibaba Group Holding Ltd., ADRA	5,053	633,859
Alibaba Group Holding Ltd., ADRA C	2,485	306,105
Alibaba Group Holding Ltd., BDRA	70,480	314,566
ANTA Sports Products Ltd.C	24,400	366,066
Baidu, Inc., ADRA	2,344	374,431
Baidu, Inc., Class AA C	18,450	366,233
China Lesso Group Holdings Ltd.C	160,500	281,957
China Mengniu Dairy Co. Ltd.A C	58,800	346,118
China Merchants Bank Co. Ltd., Class AC	46,604	361,187
China Merchants Bank Co. Ltd., Class HC	45,200	377,659
CSPC Pharmaceutical Group Ltd.C	315,400	383,007
East Money Information Co. Ltd., Class AC	74,460	371,525
ENN Energy Holdings Ltd.C	22,994	365,478
Hong Kong Exchanges & Clearing Ltd.C	6,600	372,488
Industrial & Commercial Bank of China Ltd., Class HC	617,079	373,347
Inner Mongolia Yili Industrial Group Co. Ltd., Class AC	62,900	378,103
JD.com, Inc., ADRA C	5,254	391,347
JD.com, Inc., ADRA	5,336	399,560
JD.com, Inc., Class AA C	10,978	409,145
Kweichow Moutai Co. Ltd., Class AC	1,280	379,755
Li Ning Co. Ltd.C	41,100	399,041
Livzon Pharmaceutical Group, Inc., Class HC	92,200	328,764
LONGi Green Energy Technology Co. Ltd., Class AC	27,540	309,855
Luxshare Precision Industry Co. Ltd., Class AC	47,929	359,948
Luzhou Laojiao Co. Ltd., Class AC	11,200	381,823
Meituan, Class BA C E	13,100	372,718
Midea Group Co. Ltd., Class AC	31,200	362,796
NetEase, Inc.C	20,800	429,140
NetEase, Inc., ADR	4,232	437,420
Ping An Insurance Group Co. of China Ltd., Class AC	37,700	298,005
Prosus NVA C	8,597	715,869
Prosus NV, ADRD	22,458	374,824
Shandong Pharmaceutical Glass Co. Ltd., Class AC	78,100	425,342
Shanghai Pharmaceuticals Holding Co. Ltd., Class HC	181,403	353,813
Shenzhou International Group Holdings Ltd.C	18,800	347,214
Silergy Corp.C	2,450	333,766

See accompanying notes

9

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2022

	Shares	Fair Value

China/Hong Kong - 32.90% (continued)

Common Stocks - 32.90% (continued)
SITC International Holdings Co. Ltd.C	98,000	$371,974
Techtronic Industries Co. Ltd.C	23,200	381,415
Tencent Holdings Ltd.A C	6,403	403,467
Tencent Holdings Ltd.C	7,128	435,074
Tencent Holdings Ltd., ADRD	7,113	444,847
Tencent Holdings Ltd., ADRC	6,094	381,277
Tencent Holdings Ltd., ADR	7,300	445,899
Wuliangye Yibin Co. Ltd., Class AC	11,400	354,934
Wuxi Biologics Cayman, Inc.A C E	24,500	240,587
Xiaomi Corp., Class BA C E	148,000	312,958

Total Common Stocks		18,973,991

Total China/Hong Kong (Cost $20,510,212)		18,973,991

India - 14.72%

Common Stocks - 14.72%
Adani Ports & Special Economic Zone Ltd.C	34,988	337,862
Bajaj Finance Ltd.C	4,098	385,453
Bajaj Finserv Ltd.C	1,513	320,790
Deepak Nitrite Ltd.C	12,828	382,284
Firstsource Solutions Ltd.C	181,639	391,930
Gujarat Gas Ltd.C	39,477	356,839
HCL Technologies Ltd.C	25,081	370,242
HDFC Bank Ltd.C	19,051	381,685
HDFC Bank Ltd., ADR	5,887	404,025
Housing Development Finance Corp. Ltd.C	11,402	387,865
ICICI Bank Ltd.C	35,363	374,711
Infosys Ltd.C	17,004	398,045
Infosys Ltd., ADR	16,917	398,734
Infosys Ltd., ADRC	17,374	411,217
Reliance Industries Ltd.C	12,833	409,820
Reliance Industries Ltd., GDRC E	6,507	419,947
State Bank of IndiaC	55,084	400,630
Sun Pharmaceutical Industries Ltd.C	37,532	420,505
Tata Consultancy Services Ltd.C	7,732	389,267
Tech Mahindra Ltd.C	18,466	368,217
Varun Beverages Ltd.C	32,518	395,593
WNS Holdings Ltd., ADRA	4,589	386,210

Total Common Stocks		8,491,871

Total India (Cost $6,819,769)		8,491,871

Indonesia - 2.02%

Common Stocks - 2.02%
Bank Central Asia Tbk PTC	689,590	367,683
Indofood Sukses Makmur Tbk PTC	892,158	392,574
Industri Jamu Dan Farmasi Sido Muncul Tbk PTC	6,249,467	404,479

Total Common Stocks		1,164,736

Total Indonesia (Cost $1,010,818)		1,164,736

Kazakhstan - 0.40% (Cost $214,661)

Common Stocks - 0.40%
Kaspi.KZ JSC, GDRC	2,691	230,756

Malaysia - 0.67%

Common Stocks - 0.67%
TIME dotCom BhdC	377,146	383,854

See accompanying notes

10

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2022

	Shares	Fair Value

Malaysia - 0.67% (continued)

Warrants - 0.00%
Serba Dinamik Holdings BhdA F	21,504	$-

Total Malaysia (Cost $371,922)		383,854

Mexico - 0.65% (Cost $319,528)

Common Stocks - 0.65%
Wal-Mart de Mexico SAB de CV	110,800	375,833

Philippines - 2.08%

Common Stocks - 2.08%
Century Pacific Food, Inc.C	755,700	419,376
International Container Terminal Services, Inc.C	96,100	378,388
Puregold Price Club, Inc.C	547,700	399,578

Total Common Stocks		1,197,342

Total Philippines (Cost $950,108)		1,197,342

Poland - 1.13%

Common Stocks - 1.13%
Dino Polska SAA C E	4,148	319,224
LiveChat Software SAC	12,589	334,647

Total Common Stocks		653,871

Total Poland (Cost $673,349)		653,871

Republic of Korea - 10.76%

Common Stocks - 10.01%
AfreecaTV Co. Ltd.C	2,817	367,458
Hana Financial Group, Inc.C	9,912	376,974
Hansol Chemical Co. Ltd.C	1,467	262,520
Kakao Corp.A C	3,966	287,790
KB Financial Group, Inc.C	7,849	395,673
LEENO Industrial, Inc.C	2,509	390,370
LG Chem Ltd.C	533	286,134
NAVER Corp.C	1,508	399,520
NHN KCP Corp.A C	14,827	300,332
NICE Information Service Co. Ltd.C	21,517	340,874
NOVAREX Co. Ltd.C	10,400	330,356
Samsung Electronics Co. Ltd.C	7,082	438,663
Samsung Electronics Co. Ltd., GDRC	550	817,049
Samsung Electronics Co. Ltd., GDRC E	294	416,203
Samsung SDI Co. Ltd.C	736	364,013

Total Common Stocks		5,773,929

Preferred Stocks - 0.75%
Samsung Electronics Co. Ltd.B C	7,757	434,785

Total Republic of Korea (Cost $6,289,979)		6,208,714

Russia - 3.19%

Common Stocks - 3.19%
Gazprom PJSC, ADRC	38,655	337,810
LUKOIL PJSC, ADR	3,761	334,240
Novatek PJSC, GDRC	1,421	301,703
Rosneft Oil Co. PJSC, GDRC	41,400	310,564
Sberbank of Russia PJSC, ADRC	20,329	285,713

See accompanying notes

11

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2022

	Shares	Fair Value

Russia - 3.19% (continued)

Common Stocks - 3.19% (continued)
Yandex NV, Class AA	5,559	$267,166

Total Common Stocks		1,837,196

Total Russia (Cost $1,882,619)		1,837,196

Saudi Arabia - 1.41%

Common Stocks - 1.41%
Saudi Arabian Oil Co.C E	42,487	423,470
Al Rajhi BankC	9,898	391,981

Total Common Stocks		815,451

Total Saudi Arabia (Cost $795,314)		815,451

South Africa - 1.91%

Common Stocks - 1.91%
Naspers Ltd., ADR	10,969	356,054
Naspers Ltd., Class NC	4,684	747,953

Total Common Stocks		1,104,007

Total South Africa (Cost $1,328,436)		1,104,007

Taiwan - 11.90%

Common Stocks - 11.89%
ASE Technology Holding Co. Ltd.C	91,100	336,580
Chailease Holding Co. Ltd.C	44,430	409,211
Feng TAY Enterprise Co. Ltd.C	43,800	359,506
International Games System Co. Ltd.C	13,000	332,957
Lotes Co. Ltd.C	14,150	370,313
MediaTek, Inc.C	9,700	378,209
Realtek Semiconductor Corp.C	18,423	357,704
Sea Ltd., ADRA	2,036	306,031
Taiwan Semiconductor Manufacturing Co. Ltd.C	19,400	441,796
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	10,483	1,271,483
Taiwan Semiconductor Manufacturing Co. Ltd., ADRC	3,350	409,045
Taiwan Semiconductor Manufacturing Co. Ltd., BDR	28,230	432,427
Topco Scientific Co. Ltd.C	61,515	370,274
Tripod Technology Corp.C	77,000	358,030
Unimicron Technology Corp.C	47,600	356,347
Yuanta Financial Holding Co. Ltd.C	399,009	366,139

Total Common Stocks		6,856,052

Preferred Stocks - 0.01%
Chailease Holding Co. Ltd.B C	1,690	6,139

Total Taiwan (Cost $5,832,443)		6,862,191

Thailand - 2.45%

Common Stocks - 2.44%
Com7 PCL, NVDRC	170,300	402,158
JMT Network Services PCL, Class F	150,541	289,372
Srisawad Corp. PCL, NVDRC	173,600	315,631
TQM Corp. PCL, NVDRC	276,922	401,748

Total Common Stocks		1,408,909

Warrants - 0.01%
JMT Network Services PCLA	16,620	5,691

Total Thailand (Cost $1,462,656)		1,414,600

See accompanying notes

12

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2022

	Shares	Fair Value

United States - 1.78%

Common Stocks - 1.78%
Globant SAA	1,325	$338,114
JS Global Lifestyle Co. Ltd.C E	177,500	282,740
Parade Technologies Ltd.C	5,508	408,003

Total Common Stocks		1,028,857

Total United States (Cost $867,751)		1,028,857

SHORT-TERM INVESTMENTS - 7.23% (Cost $4,171,861)

Investment Companies - 7.23%
American Beacon U.S. Government Money Market Select Fund, 0.01%G H	4,171,861	4,171,861

SECURITIES LENDING COLLATERAL - 0.44% (Cost $250,625)

Investment Companies - 0.44%
American Beacon U.S. Government Money Market Select Fund, 0.01%G H	250,625	250,625

TOTAL INVESTMENTS - 100.68% (Cost $56,793,498)		58,070,735
LIABILITIES, NET OF OTHER ASSETS - (0.68%)		(390,452)

TOTAL NET ASSETS - 100.00%		$57,680,283

Percentages are stated as a percent of net assets.

A Non-income producing security.

B A type of Preferred Stock that has no maturity date.

C Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $41,787,164 or 72.45% of net assets.

D All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at January 31, 2022 (Note 8).

E Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $2,787,847 or 4.83% of net assets. The Fund has no right to demand registration of these securities.

F Value was determined using significant unobservable inputs.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

ADR - American Depositary Receipt.

BDR - Brazilian Depositary Receipt.

GDR - Global Depositary Receipt.

NVDR - Non Voting Depositary Receipt.

PCL - Public Company Limited (Thailand).

PJSC - Private Joint Stock Company.

Forward Foreign Currency Contracts Open on January 31, 2022:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
HKD	12,515	USD	12,528	2/4/2022	SSB	$-	$(13)	$(13)
HKD	24,928	USD	24,953	2/4/2022	SSB	-	(25)	(25)
HKD	32,219	USD	32,251	2/4/2022	SSB	-	(32)	(32)
USD	42,046	HKD	42,004	2/4/2022	SSB	42	-	42
HKD	44,236	USD	44,263	2/7/2022	SSB	-	(27)	(27)

						$42	$(97)	$(55)

*	All values denominated in USD.

See accompanying notes

13

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2022

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
HKD	Hong Kong Dollar
USD	United States Dollar

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2022, the investments were classified as described below:

Continuous Capital Emerging Markets Fund	Level 1	Level 2	Level 3		Total
Assets
Foreign Common Stocks
Argentina	$457,352	$-	$-		$457,352
Brazil	2,027,877	-	-		2,027,877
China/Hong Kong	3,790,726	15,183,265	-		18,973,991
India	1,188,969	7,302,902	-		8,491,871
Indonesia	-	1,164,736	-		1,164,736
Kazakhstan	-	230,756	-		230,756
Malaysia	-	383,854	-		383,854
Mexico	375,833	-	-		375,833
Philippines	-	1,197,342	-		1,197,342
Poland	-	653,871	-		653,871
Republic of Korea	-	5,773,929	-		5,773,929
Russia	601,406	1,235,790	-		1,837,196
Saudi Arabia	-	815,451	-		815,451
South Africa	356,054	747,953	-		1,104,007
Taiwan	2,009,941	4,846,111	-		6,856,052
Thailand	289,372	1,119,537	-		1,408,909
Foreign Preferred Stocks
Brazil	419,750	-	-		419,750
Republic of Korea	-	434,785	-		434,785
Taiwan	-	6,139	-		6,139
Foreign Warrants
Malaysia	-	-	0	(1)	-
Thailand	5,691	-	-		5,691
Common Stocks
United States	338,114	690,743	-		1,028,857
Short-Term Investments	4,171,861	-	-		4,171,861
Securities Lending Collateral	250,625	-	-		250,625

Total Investments in Securities - Assets	$16,283,571	$41,787,164	$-		$58,070,735

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$-	$42	$-		$42

Total Financial Derivative Instruments - Assets	$-	$42	$-		$42

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(97)	$-		$(97)

Total Financial Derivative Instruments - Liabilities	$-	$(97)	$-		$(97)

(1)	Includes investments held in the Fund’s portfolio with $0 fair value.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended January 31,2022, there were transfers from Level 1 to Level 3 with a fair value of $1,011. During the year ended January 31, 2022, there were no transfers out of Level 3.

See accompanying notes

14

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2022

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the year:

Security Type	Balance as of 1/31/2021	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3		Transfer out of Level 3	Balance as of 1/31/2022		Unrealized Appreciation (Depreciation) at Year End*
Common Stocks	$-	$-	$-	$-	$-	$(1,011)	$1,011	(1)	$-	$0	(1)	-

*

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

(1)	Investments held in the Fund’s portfolio with $0 fair value.

For the year ended January 31, 2022, one warrant has been fair valued at $0 by the Valuation Committee.

See accompanying notes

15

American Beacon Continuous Capital Emerging Markets FundSM

Statement of Assets and Liabilities

January 31, 2022

Assets:
Investments in unaffiliated securities, at fair value† §	$53,648,249
Investments in affiliated securities, at fair value‡	4,422,486
Foreign currency, at fair value^	618,381
Cash	36
Dividends and interest receivable	79,392
Receivable for investments sold	573,842
Receivable for fund shares sold	28,295
Receivable for tax reclaims	441
Receivable for expense reimbursement (Note 2)	69,364
Unrealized appreciation from forward foreign currency contracts	42
Prepaid expenses	49,492

Total assets	59,490,020

Liabilities:
Payable for investments purchased	945,533
Payable for fund shares redeemed	204,329
Management and sub-advisory fees payable (Note 2)	37,686
Service fees payable (Note 2)	521
Transfer agent fees payable (Note 2)	5,263
Payable upon return of securities loaned (Note 9)§	250,625
Custody and fund accounting fees payable	75,674
Professional fees payable	108,258
Trustee fees payable (Note 2)	220
Payable for prospectus and shareholder reports	8,006
Unrealized depreciation from forward foreign currency contracts	97
Other liabilities	173,525

Total liabilities	1,809,737

Net assets	$57,680,283

Analysis of net assets:
Paid-in-capital	$56,855,193
Total distributable earnings (deficits)A	825,090

Net assets	$57,680,283

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	147,163

Y Class	4,147,842

Investor Class	108,433

A ClassB	54,853

C ClassB	7,860

Net assets:
R5 Class	$1,904,626

Y Class	$53,587,239

Investor Class	$1,386,226

A ClassB	$702,013

C ClassB	$100,179

Net asset value, offering and redemption price per share:
R5 Class	$12.94

Y Class	$12.92

Investor Class	$12.78

A ClassB	$12.80

A Class (offering price)B	$13.58

C ClassB	$12.75

† Cost of investments in unaffiliated securities	$52,371,012
‡ Cost of investments in affiliated securities	$4,422,486
§ Fair value of securities on loan	$931,690
^ Cost of foreign currency	$617,720

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B The A Class and C Class became effective on February 1, 2021 and commenced operations on February 2, 2021 (Note 1).

See accompanying notes

16

American Beacon Continuous Capital Emerging Markets FundSM

Statement of Operations

For the year ended January 31, 2022

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$920,673
Dividend income from affiliated securities (Note 2)	73
Income derived from securities lending (Note 9)	25,177

Total investment income	945,923

Expenses:
Management and sub-advisory fees (Note 2)	421,898
Transfer agent fees:
R5 Class (Note 2)	1,130
Y Class (Note 2)	45,081
Investor Class	1,376
A ClassA	1,524
C ClassA	2,130
Custody and fund accounting fees	151,088
Professional fees	230,326
Registration fees and expenses	99,420
Service fees (Note 2):
Investor Class	4,927
A ClassA	367
C ClassA	11
Distribution fees (Note 2):
A ClassA	1,422
C ClassA	1,100
Prospectus and shareholder report expenses	22,074
Trustee fees (Note 2)	3,215
Loan expense (Note 10)	451
Other expenses	19,830

Total expenses	1,007,370

Net fees waived and expenses (reimbursed) (Note 2)	(402,785)

Net expenses	604,585

Net investment income	341,338

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	535,847
Foreign currency transactions	(68,502)
Forward foreign currency contracts	53
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesC	(4,054,495)
Foreign currency transactions	(637)
Forward foreign currency contracts	(55)

Net (loss) from investments	(3,587,789)

Net (decrease) in net assets resulting from operations	$(3,246,451)

† Foreign taxes	$108,199

A The A Class and C Class became effective on February 1, 2021 and commenced operations on February 2, 2021 (Note 1).
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

17

American Beacon Continuous Capital Emerging Markets FundSM

Statement of Changes in Net Assets

	Year Ended January 31, 2022	Year Ended January 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$341,338	$44,671
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions and forward foreign currency contracts	467,398	(69,514)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions and forward foreign currency contracts	(4,055,187)	4,641,340

Net increase (decrease) in net assets resulting from operations	(3,246,451)	4,616,497

Distributions to shareholders:
Total retained earnings:
R5 Class	(35,069)	(7,975)
Y Class	(789,750)	(126,757)
Investor Class	(13,436)	(5,105)
A ClassA	(12,340)	–
C ClassA	(1,646)	–

Net distributions to shareholders	(852,241)	(139,837)

Capital share transactions (Note 11):
Proceeds from sales of shares	51,671,319	27,907,849
Reinvestment of dividends and distributions	776,488	139,496
Cost of shares redeemed	(21,360,067)	(8,729,111)

Net increase in net assets from capital share transactions	31,087,740	19,318,234

Net increase in net assets	26,989,048	23,794,894

Net assets:
Beginning of year	30,691,235	6,896,341

End of year	$57,680,283	$30,691,235

A The A Class and C Class became effective on February 1, 2021 and commenced operations on February 2, 2021 (Note 1).

See accompanying notes

18

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of January 31, 2022, the Trust consists of twenty-eight active series, one of which is presented in this filing: American Beacon Continuous Capital Emerging Markets Fund (the “Fund”). The remaining twenty-seven active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives the fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how the fund will use derivatives, may adversely affect the fund’s performance and may increase costs related to the fund’s use of derivatives.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Fund.

Class Disclosure

On February 1, 2021, the Fund created the A and C Classes, new classes made available for sale through intermediary organizations pursuant to the Fund’s registration statement filed with the SEC.

19

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

20

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Continuous Capital LLC (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $500 million	0.525%
Next $500 million	0.50%
Over $1 billion	0.475%

21

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

The Management and Sub-Advisory Fees paid by the Fund for the year ended January 31, 2022 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.350%	$170,213
Sub-Advisor Fees	0.525%	251,685

Total	0.875%	$421,898

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statement of Operations. During the year ended January 31, 2022, the Manager received securities lending fees of $2,806 for the securities lending activities of the Fund.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act, for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended January 31, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Continuous Capital Emerging Markets	$44,503

22

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

As of January 31, 2022, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Continuous Capital Emerging Markets	$4,101

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with a January 31, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	January 31, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	January 31, 2022 Fair Value
U.S. Government Money Market Select	Direct	Continuous Capital Emerging Markets	$4,171,861	$-	$-	$73	$4,171,861
U.S. Government Money Market Select	Securities Lending	Continuous Capital Emerging Markets	250,625	-	-	N/A	250,625

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended January 31, 2022, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Continuous Capital Emerging Markets	$890	$238	$1,128

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the fund. When the fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended January 31, 2022, the Fund borrowed on average $462,314 for 18 days at an average interest rate of 0.82% with interest charges of $187. These amounts are recorded as “Other expenses” in the Statement of Operations.

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American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund, through May 31, 2022, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Fund’s expense cap. During the year ended January 31, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	2/1/2021 - 1/31/2022	Reimbursed Expenses	(Recouped) Expenses
Continuous Capital Emerging Markets	R5	1.15%	$17,332	$-	2024-2025
Continuous Capital Emerging Markets	Y	1.25%	363,927	-	2024-2025
Continuous Capital Emerging Markets	Investor	1.53%	12,222	-	2024-2025
Continuous Capital Emerging Markets	A	1.45%	6,461	(145)	2024-2025
Continuous Capital Emerging Markets	C	2.20%	3,275	(287)	2024-2025

Of the above amounts, $69,364 was disclosed as a Receivable for expense reimbursement on the Statement of Assets and Liabilities at January 31, 2022.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024 and 2025. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Continuous Capital Emerging Markets	$-	$-	$40,482	2021-2022
Continuous Capital Emerging Markets	-	297,842	-	2022-2023
Continuous Capital Emerging Markets	-	250,146	-	2023-2024

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended January 31, 2022, RID collected $4,515 from the sale of A Class Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended January 31, 2022, there were no CDSC fees collected for the A Class Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended January 31, 2022, there were no CDSC fees collected for C Class Shares of the Fund.

24

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000. Effective January 1, 2022, the annual retainer will increase to $130,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a

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American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the

26

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

American Depositary Receipts, Global Depositary Receipts, Non-Voting Depositary Receipts, and Brazilian Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Global Depositary Receipts (“GDRs”) are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Brazilian Depositary Receipts (“BDRs”) are certificates for the securities of a publicly traded or similar corporation with registered offices abroad and trading on the Brazilian stock exchange. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain

27

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

28

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

Restricted securities outstanding during the year ended January 31, 2022 are disclosed in the Notes to the Schedule of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund at times may invest in shares of other investment companies, including money market funds and ETFs. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate or invest in mortgages secured by loans on such real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the cash value of the securities or the securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Non-Deliverable Forward (“NDF”) currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

During the year ended January 31, 2022, the Fund entered into forward foreign currency contracts primarily for hedging.

29

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended January 31, 2022
Fund	Purchased Contracts	Sold Contracts
Continuous Capital Emerging Markets	$28,474	$10,501

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of January 31, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$42	$-	$-	$-	$42

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(97)	$-	$-	$-	$(97)

The effect of financial derivative instruments on the Statement of Operations as of January 31, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$53	$-	$-	$-	$53

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(55)	$-	$-	$-	$(55)

(1) See Note 3 in the Notes to Financial Statements for additional information.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, January 31, 2022.

Offsetting of Financial and Derivative Assets as of January 31, 2022:
	Assets	Liabilities
Forward Foreign Currency Contracts	$42	$97

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$42	$97

Total derivative assets and liabilities subject to an MNA	$42	$97

30

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of January 31, 2022:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged(1)	Cash Collateral Received(1)	Net Amount
State Street Bank & Trust Co.	$42	$(42)	$-	$-	$-

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Pledged(1)	Net Amount
State Street Bank & Trust Co.	$97	$(42)	$-	$-	$55

(1) The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

	Remaining Contractual Maturity of the Agreements As of January 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$250,625	$-	$-	$-	$250,625

Total Borrowings	$250,625	$-	$-	$-	$250,625

Gross amount of recognized liabilities for securities lending transactions					$250,625

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

China Investment Risk

Investing in securities of Chinese issuers, including A-Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks associated with programs used to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of

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American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

the Fund. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating

32

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund’s shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which will increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have

33

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Risk

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific types of securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund investment may decline, adversely affecting the Fund performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time.

The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and

34

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve is anticipated to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

REITs Risk

REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks: adverse developments affecting the real estate industry; declines in the value of real estate; changes in interest rates; risks related to general and local economic conditions; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and net capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. All REITs are dependent on management skills, are subject to heavy cash flow dependency or self-liquidation and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Equity, mortgage and hybrid REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic

35

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

locations of the properties, and are subject to cash flow dependency and defaults by borrowers, and any REIT could fail to qualify for tax-free “passthrough” of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the Investment Company Act. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to indirectly paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Sector Risk

The Fund’s investing approach may dictate an emphasis on certain sectors or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one particular sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of the Fund’s shares may change at different rates than to the value of shares of another fund that invests in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Because the Fund may hold a limited number of securities, it may at times be substantially over-weighted in certain economic sectors and underweighted in others. Accordingly, the Fund’s performance is likely to be disproportionately affected by the factors influencing the sectors in which it is substantially over-weighted. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, the Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of the Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are

36

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

traded, but before the Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended January 31, 2022 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, Management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended January 31, 2022	Year Ended January 31, 2021
Distributions paid from:
Ordinary income*
R5 Class	$19,325	$7,975
Y Class	435,203	126,757
Investor Class	7,404	5,105
A Class	6,800	-
C Class	752	-
Long-term capital gains
R5 Class	15,744	-
Y Class	354,547	-
Investor Class	6,032	-
A Class	5,540	-
C Class	894	-

Total distributions paid	$852,241	$139,837

* For tax purposes, short-term capital gains are considered ordinary income distributions.

37

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

As of January 31, 2022, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Continuous Capital Emerging Markets	$57,293,061	$4,932,163	$(4,315,896)	$616,267

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Continuous Capital Emerging Markets	$616,267	$144,054	$64,769	$-	$-	$825,090

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, unused capital losses, and the realization for tax purposes of unrealized gains (losses) on investments in passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

There were no permanent differences as of January 31, 2022.

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

The Fund utilized $129,086 short-term capital loss carryforwards and did not have any remaining capital loss carryforwards as of January 31, 2022.

The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended January 31, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Continuous Capital Emerging Markets	$51,603,403	$24,108,154

A summary of the Fund’s transactions in the USG Select Fund for the year ended January 31, 2022 were as follows:

Fund	Type of Transaction	January 31, 2021 Shares/Fair Value	Purchases	Sales	January 31, 2022 Shares/Fair Value
Continuous Capital Emerging Markets	Direct	$-	$28,504,396	$24,332,535	$4,171,861
Continuous Capital Emerging Markets	Securities Lending	299,541	5,945,212	5,994,128	250,625

38

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of January 31, 2022, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Continuous Capital Emerging Markets	$931,690	$250,625	$666,499	$917,124

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

39

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

10.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date of November 10, 2021.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended January 31, 2022, the Fund did not utilize these facilities.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Year Ended January 31,
	2022		2021
Continuous Capital Emerging Markets Fund	Shares	Amount	Shares	Amount
Shares sold	28,616	$401,995	65,498	$717,554
Reinvestment of dividends	2,689	35,069	616	7,975
Shares redeemed	(12,551)	(168,579)	(280,232)	(3,385,294)

Net increase (decrease) in shares outstanding	18,754	$268,485	(214,118)	$(2,659,765)

	Y Class
	Year Ended January 31,
	2022		2021
Continuous Capital Emerging Markets Fund	Shares	Amount	Shares	Amount
Shares sold	3,572,016	$49,459,182	2,118,210	$25,743,825
Reinvestment of dividends	54,977	715,245	9,804	126,757
Shares redeemed	(1,463,464)	(20,033,578)	(385,640)	(5,157,180)

Net increase in shares outstanding	2,163,529	$30,140,849	1,742,374	$20,713,402

40

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2022

	Investor Class
	Year Ended January 31,
	2022		2021
Continuous Capital Emerging Markets Fund	Shares	Amount	Shares	Amount
Shares sold	71,885	$927,944	116,635	$1,446,470
Reinvestment of dividends	946	12,188	371	4,764
Shares redeemed	(82,433)	(1,129,203)	(16,041)	(186,637)

Net increase (decrease) in shares outstanding	(9,602)	$(189,071)	100,965	$1,264,597

	A ClassA
	Year Ended January 31, 2022
Continuous Capital Emerging Markets Fund	Shares	Amount
Shares sold	55,383	$764,198
Reinvestment of dividends	957	12,340
Shares redeemed	(1,487)	(19,183)

Net increase in shares outstanding	54,853	$757,355

	C ClassA
	Year Ended January 31, 2022
Continuous Capital Emerging Markets Fund	Shares	Amount
Shares sold	8,470	$118,000
Reinvestment of dividends	128	1,646
Shares redeemed	(738)	(9,524)

Net increase in shares outstanding	7,860	$110,122

A Class launched on February 1, 2021 and commenced operations on February 2, 2021 (Note 1).

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Subsequent to January 31, 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of this military action, resulting sanctions and resulting future market disruptions in the region and around the world are impossible to predict, but could be significant and have a severe adverse effect on the region and around the world, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. The invasion of Ukraine by Russia has increased valuation, liquidity and market risks for securities issued by Russia, and to a lesser extent, most global markets. As of the date of this report the resolution of this event, and the potential impact on the Fund, continues to be uncertain.

41

American Beacon Continuous Capital Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended January 31,				December 17, 2018B to January 31,

	2022		2021	2020	2019

Net asset value, beginning of period	$13.77		$11.47	$10.85	$10.00

Income (loss) from investment operations:
Net investment income	0.07		0.30	0.27	0.01	C
Net gains (losses) on investments (both realized and unrealized)	(0.66)		2.06	0.65	0.84

Total income (loss) from investment operations	(0.59)		2.36	0.92	0.85

Less distributions:
Dividends from net investment income	(0.13)		(0.06)	(0.27)	–
Distributions from net realized gains	(0.11)		–	(0.03)	–

Total distributions	(0.24)		(0.06)	(0.30)	–

Net asset value, end of period	$12.94		$13.77	$11.47	$10.85

Total returnD	(4.33)%		20.65%	8.40%	8.50	%E

Ratios and supplemental data:
Net assets, end of period	$1,904,626		$1,768,659	$3,927,688	$2,821,409
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.03%		2.71%	5.15%	39.68	%F
Expenses, net of reimbursements and/or recoupments	1.16	%G	1.15%	1.15%	1.15	%F
Net investment (loss), before expense reimbursements and/or recoupments	(0.12)%		(0.51)%	(1.61)%	(37.54	)%F
Net investment income, net of reimbursements and/or recoupments	0.75%		1.05%	2.39%	0.99	%F
Portfolio turnover rate	52%		94%	116%	24	%H

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C	Net investment income includes a significant dividend payment from Gazprom Neft PJSC, ADR and iShares Core MSCI Emerging Markets ETF amounting to $0.0057.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
H	Portfolio turnover rate is for the period from December 17, 2018 through January 31, 2019 and is not annualized.

See accompanying notes

42

American Beacon Continuous Capital Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,			December 17, 2018A to January 31,

	2022	2021	2020	2019

Net asset value, beginning of period	$13.76	$11.46	$10.85	$10.00

Income (loss) from investment operations:
Net investment income	0.14	0.05	0.20	0.01	B
Net gains (losses) on investments (both realized and unrealized)	(0.74)	2.31	0.71	0.84

Total income (loss) from investment operations	(0.60)	2.36	0.91	0.85

Less distributions:
Dividends from net investment income	(0.13)	(0.06)	(0.27)	–
Distributions from net realized gains	(0.11)	–	(0.03)	–

Total distributions	(0.24)	(0.06)	(0.30)	–

Net asset value, end of period	$12.92	$13.76	$11.46	$10.85

Total returnC	(4.41)%	20.67%	8.31%	8.50	%D

Ratios and supplemental data:
Net assets, end of period	$53,587,239	$27,309,685	$2,773,744	$314,086
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.09%	2.72%	5.31%	44.25	%E
Expenses, net of reimbursements and/or recoupmentsF	1.26%	1.25%	1.26%	1.25	%E
Net investment (loss), before expense reimbursements and/or recoupments	(0.10)%	(1.40)%	(1.79)%	(41.28	)%E
Net investment income, net of reimbursements and/or recoupments	0.73%	0.07%	2.26%	1.72	%E
Portfolio turnover rate	52%	94%	116%	24	%G

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Gazprom Neft PJSC, ADR and iShares Core MSCI Emerging Markets ETF amounting to $0.0031.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Portfolio turnover rate is for the period from December 17, 2018 through January 31, 2019 and is not annualized.

See accompanying notes

43

American Beacon Continuous Capital Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,				December 17, 2018A to January 31,

	2022		2021	2020	2019

Net asset value, beginning of period	$13.66		$11.42	$10.84	$10.00

Income (loss) from investment operations:
Net investment income	0.10		0.08	0.21	0.01	B
Net gains (losses) on investments (both realized and unrealized)	(0.74)		2.22	0.67	0.83

Total income (loss) from investment operations	(0.64)		2.30	0.88	0.84

Less distributions:
Dividends from net investment income	(0.13)		(0.06)	(0.27)	–
Distributions from net realized gains	(0.11)		–	(0.03)	–

Total distributions	(0.24)		(0.06)	(0.30)	–

Net asset value, end of period	$12.78		$13.66	$11.42	$10.84

Total returnC	(4.74)%		20.21%	8.04%	8.40	%D

Ratios and supplemental data:
Net assets, end of period	$1,386,226		$1,612,891	$194,909	$117,051
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.47%		3.25%	7.25%	39.63	%E
Expenses, net of reimbursements and/or recoupments	1.54	%F	1.53%	1.53%	1.53	%E
Net investment (loss), before expense reimbursements and/or recoupments	(0.55)%		(1.52)%	(3.99)%	(37.17	)%E
Net investment income, net of reimbursements and/or recoupments	0.38%		0.20%	1.73%	0.93	%E
Portfolio turnover rate	52%		94%	116%	24	%G

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Gazprom Neft PJSC, ADR and iShares Core MSCI Emerging Markets ETF amounting to $0.0010.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Portfolio turnover rate is for the period from December 17, 2018 through January 31, 2019 and is not annualized.

See accompanying notes

44

American Beacon Continuous Capital Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	February 1, 2021A to January 31, 2022

Net asset value, beginning of period	$13.97

Income (loss) from investment operations:
Net investment income	0.06
Net (losses) on investments (both realized and unrealized)	(0.99)

Total income (loss) from investment operations	(0.93)

Less distributions:
Dividends from net investment income	(0.13)
Distributions from net realized gains	(0.11)

Total distributions	(0.24)

Net asset value, end of period	$12.80

Total returnB	(6.72	)%C

Ratios and supplemental data:
Net assets, end of period	$702,013
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.57	%D
Expenses, net of reimbursements and/or recoupments	1.46	%D E
Net investment (loss), before expense reimbursements and/or recoupments	(0.59	)%D
Net investment income, net of reimbursements and/or recoupments	0.52	%D
Portfolio turnover rate	52	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

45

American Beacon Continuous Capital Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	February 1, 2021A to January 31, 2022

Net asset value, beginning of period	$13.97

Income (loss) from investment operations:
Net investment (loss)	(0.05)
Net (losses) on investments (both realized and unrealized)	(0.97)

Total income (loss) from investment operations	(1.02)

Less distributions:
Dividends from net investment income	(0.09)
Distributions from net realized gains	(0.11)

Total distributions	(0.20)

Net asset value, end of period	$12.75

Total returnB	(7.37	)%C

Ratios and supplemental data:
Net assets, end of period	$100,179
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	4.92	%D
Expenses, net of reimbursements and/or recoupments	2.21	%D E
Net investment (loss), before expense reimbursements and/or recoupments	(3.02	)%D
Net investment (loss), net of reimbursements and/or recoupments	(0.31	)%D
Portfolio turnover rate	52	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

46

American Beacon Continuous Capital Emerging Markets FundSM

Federal Tax Information

January 31, 2022 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended January 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Fund designated the following items with regard to distributions paid during the fiscal year ended January 31, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Continuous Capital Emerging Markets	0.00%

Qualified Dividend Income:

Continuous Capital Emerging Markets	96.97%

Long-Term Capital Gain Distributions:

Continuous Capital Emerging Markets	$382,757

Short-Term Capital Gain Distributions:

Continuous Capital Emerging Markets	$0

Shareholders will receive notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

47

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

48

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (64)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (60)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

49

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (67)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-2020); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-2021); Director, National Investment Services of America, LLC (2019 – Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-2021); President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021- Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

50

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (60)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

51

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Christina E. Sears (50)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

52

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021 Assistant Treasurer (2011-2021)	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (55)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

53

American Beacon FundsSM

Privacy Policy

January 31, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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55

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the American Beacon Continuous Capital Emerging Markets Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Continuous Capital Emerging Markets Fund are service marks of American Beacon Advisors, Inc.

AR 01/22

American Beacon® FUNDS

2022 ANNUAL REPORT

January 31, 2022

FRONTIER MARKETS INCOME FUND

NIS CORE PLUS BOND FUND

Frontier_NIS 0122

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

FRONTIER MARKETS INCOME FUND

Investing in foreign, emerging and frontier market securities may involve heightened risk due to currency fluctuations and economic and political risks. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. The Fund’s investments in high-yield securities (commonly referred to as “junk bonds”) are subject to greater levels of credit, interest rate, market and liquidity risk than investment-grade securities. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

NIS CORE PLUS BOND FUND

The Fund’s investments in high-yield securities (commonly referred to as “junk bonds”) are subject to greater levels of credit, interest rate, market and liquidity risk than investment-grade securities. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

As Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Someone’s sitting in the shade today because someone planted a tree a long time ago.”

That is to say, before we can enjoy the fruits of our labor, we must first devote our attention to the careful planning and cultivation of our estates. To achieve a strong yield requires time, diligence and patience – and there are no guarantees the seeds we plant today will thrive or result in a plentiful harvest. This can be said not only about the actions we undertake in our gardening or landscaping, but also those we initiate in our investment portfolios – especially as we take into account the potential for harm caused by natural disasters and other catastrophes, such as the COVID-19 pandemic.

Because none of us – not even the Oracle of Omaha – has a crystal ball, to help give your investment portfolio the greatest chance for success over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. With continuous nurturing, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Global Fixed-Income Market Overview

January 31, 2022 (Unaudited)

During the 12-month period ended January 31, 2022, the general appetite for risk-taking in many markets continued to improve as the rollout of COVID-19 vaccines lifted economic growth outlooks for many economies around the world. Interest rates rose in early 2021, declined during the summer months and moved higher again in January 2022 as the Federal Reserve became clearer about removing pandemic-driven accommodation. However, this upward yield pressure was counterbalanced by the emergence of a new and highly infectious COVID-19 omicron variant, which raised concerns among investors about its potential impact on economic recovery. Similar competing pressures were seen in the oil market as fears of the variant’s effects weighed against negative supply shocks, low inventories and Russia-Ukraine tensions.

In domestic fixed-income markets, the five-year Treasury note yield rose from 0.42% to 1.61%, the 10-year moved from 1.07% and 1.77%, and the long-bond increased from 1.83% to 2.11%, placing pressure on Treasury returns during the period. Investment-grade corporate credit spreads widened approximately 10 basis points after bouts of volatility in the last few months and fund flows turned negative in the bond market. High-yield issues outperformed as spreads tightened by 20 basis points following rising interest rates and investor demand for yield.

Within frontier-market debt, Zambia was a consistent outperformer during the period. Zambian bond prices rose dramatically in May following the International Monetary Fund’s press update on negotiations that outlined broad agreement on a macroeconomic support framework. In addition, newly elected Zambia President Hakainde Hichilema of the United Party for National Development pledged to stabilize the country’s shaky finances by resolving the debt crisis and coming to an agreement with bondholders. Conversely, Ethiopia underperformed throughout the period as the ongoing civil war in its Tigray region prompted the U.S. Department of State to announce visa restrictions on Ethiopian and Eritrean government and security officials.

In the U.S., the period ended with investors trying to guess the number and timing of the Federal Reserve’s interest rate hikes in 2022. Inflation and employment readings were exceptionally strong, although they were expected to moderate as the global economy reopened; however, the central bank’s patience was extremely thin. Rate hikes were likely to begin in March and continue throughout the year. Investor sentiment toward the credit markets was generally positive given the early stage of the global recovery.

American Beacon Frontier Markets Income FundSM

Performance Overview

January 31, 2022 (Unaudited)

The Investor Class of the American Beacon Frontier Markets Income Fund (the “Fund”) returned 5.47% for the 12-month period ended January 31, 2022. The Fund outperformed the JPMorgan EMBI Global Diversified Index (hard currency) (the “Index”) return of -3.54%, and for additional comparison, the JPMorgan GBI-EM Global Diversified Index (local currency) returned -7.76%.

Comparison of Change in Value of a $10,000 Investment for the period from 2/25/2014 through 1/31/2022

Total Returns for the Period ended January 31, 2022

	Ticker	1 Year	3 Years	5 Years	Since Inception (02/25/2014)	Value of $10,000 02/25/2014- 1/31/2022
R5 Class (1,3)	AGEIX	5.80%	6.17%	6.43%	5.39%	$15,166
Y Class (1,3)	AGEYX	5.73%	6.11%	6.36%	5.31%	$15,071
Investor Class (1,3)	AGEPX	5.47%	5.85%	6.09%	5.04%	$14,768
A without Sales Charge (1,3)	AGUAX	5.45%	5.79%	5.99%	4.97%	$14,695
A with Sales Charge (1,3)	AGUAX	0.39%	4.10%	4.96%	4.33%	$13,996
C without Sales Charge (1,3)	AGECX	4.58%	5.05%	5.27%	4.22%	$13,877
C with Sales Charge (1,3)	AGECX	3.58%	5.05%	5.27%	4.22%	$13,877

JPMorgan EMBI Global Diversified Index (2)		-3.54%	3.43%	3.75%	4.68%	$14,378

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Performance prior to waiving fees was lower than actual returns shown for periods when fee waivers were in place for each Class. A portion of fees charged to the R5 Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017 and 2018, and recovered in 2019 and 2020. A portion of fees charged to the Investor Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and recovered in 2018. A portion of fees charged to the Y Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and partially recovered in 2019. A portion of fees charged to the A Class of the

American Beacon Frontier Markets Income FundSM

Performance Overview

January 31, 2022 (Unaudited)

Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and recovered from 2018 through 2020. A portion of fees charged to the C Class of the Fund was waived from Fund inception through 2017 and was recovered in 2018 and 2019. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The JPMorgan EMBI Global Diversified Index is an emerging market debt benchmark that tracks dollar-denominated bonds issued by frontier and emerging market governments. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.10%, 1.15%, 1.43%, 1.56%, and 2.15%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s significant outperformance relative to the Index primarily reflects its lower sensitivity to rising interest rates due to its shorter duration, higher yields, wider spreads, and more off-the-run status of frontier market (“FM”) bonds relative to emerging market (“EM”) bonds. The Fund also benefitted from idiosyncratic performance drivers within FM countries, especially Zambia, and other countries including Uganda, Egypt and Ecuador. The Fund held over 40% of its assets in securities denominated in local FM currencies during the period.

The global economic recovery put upward pressure on interest rates and led to negative returns in the bond markets of several countries. The Fund’s holdings in FM bonds, however, provided higher yields and wider credit spreads as compared to EM issues, allowing the Fund to outperform. Additionally, the economic recovery in frontier countries lagged that of more developed economies, resulting in less upward pressure on rates. And, to the extent that rising inflation reflected rising commodity prices, frontier countries were beneficiaries given their commodity-export driven economies.

Zambia was a notable outperformer during the period as bond prices rose dramatically in mid-2021 following International Monetary Fund negotiations outlining broad agreement on a macroeconomic support framework. Shortly thereafter, the newly elected President pledged to further stabilize the country’s finances by resolving the debt crisis and forming an agreement with bondholders. However, other countries, such as Ukraine, underperformed as spreads became volatile following an escalation of tensions on its borders with Russia and Belarus.

Emerging market economies experienced currency weakness during the period as rising U.S. treasury yields drew investors into hard currencies, and wider credit spreads drew investors into frontier markets. Additionally, frontier currencies were relatively less affected by the rotation into hard currency as their bond markets were smaller, off-the-run and generally less impacted by macro trends in developed markets. As such the Fund’s local currency exposure was minimally affected by the broader currency declines in emerging markets.

Top Ten Holdings (% Net Assets)
Angolan Government International Bond, 8.250%, Due 5/9/2028		2.3
Uruguay Government International Bond, 3.875%, Due 7/2/2040		1.9
Mozambique International Bond, 5.000%, Due 9/15/2031		1.8
Egypt Government Bond, 14.313%, Due 10/13/2023, Series 3YR		1.5
Republic of Cameroon International Bond, 5.950%, Due 7/7/2032		1.5
Zambia Government International Bond, 8.970%, Due 7/30/2027		1.5
Angolan Government International Bond, 9.375%, Due 5/8/2048		1.4
European Bank for Reconstruction & Development, 10.000%, Due 2/28/2023		1.3
Argentine Republic Government International Bond, 1.125%, Due 7/9/2035		1.3
Iraq International Bond, 5.800%, Due 1/15/2028		1.2

Total Fund Holdings	251

American Beacon Frontier Markets Income FundSM

Performance Overview

January 31, 2022 (Unaudited)

Top Ten Country Weightings (% Investments)
Egypt	7.0
Zambia	6.1
Angola	6.1
Nigeria	5.1
Pakistan	5.0
Supranational	4.9
Kenya	4.8
Ghana	4.4
Ukraine	4.3
Uganda	4.1

Sector Allocation (% Investments)
Foreign Sovereign Obligations	85.7
Credit-Linked Notes	8.2
Financial	2.7
Industrial	1.0
Consumer, Non-Cyclical	0.9
Basic Materials	0.6
Energy	0.4
Utilities	0.3
Communications	0.2

American Beacon Frontier Markets Income FundSM

Performance Overview

January 31, 2022 (Unaudited)

Country Allocation (% Investments)
Egypt	7.0
Zambia	6.1
Angola	6.1
Nigeria	5.1
Pakistan	5.0
Supranational	4.9
Kenya	4.8
Ghana	4.4
Ukraine	4.3
Uganda	4.1
Kazakhstan	3.4
Mozambique	3.3
Ecuador	3.0
Uruguay	2.8
Ivory Coast	2.5
Cameroon	2.4
Gabon	2.3
Iraq	2.2
Argentina	2.1
Georgia	1.7
Senegal	1.7
Uzbekistan	1.5
El Salvador	1.5
Kyrgyzstan	1.5
Benin	1.4
Belarus	1.3
Paraguay	1.2
Tunisia	1.1
Malawi	1.0
Costa Rica	0.9
Tajikistan	0.9
Sri Lanka	0.9
Mongolia	0.8
Armenia	0.8
Papua New Guinea	0.6
Barbados	0.6
Ireland	0.5
Netherlands	0.5
Nicaragua	0.5
United States	0.5
United Republic of Tanzania	0.4
Honduras	0.4
Rwanda	0.4
United Kingdom	0.4
Azerbaijan	0.3
Suriname	0.3
South Africa	0.2
Togo	0.2
Maldives	0.2
Venezuela	0.0

American Beacon NIS Core Plus Bond FundSM

Performance Overview

January 31, 2022 (Unaudited)

The Y Class of the American Beacon NIS Core Plus Bond Fund (the “Fund”) returned -1.43% for the 12-month period ending January 31, 2022. The Fund outperformed the Bloomberg US Aggregate Bond Index (the “Index”) return of -2.97% for the period.

Comparison of Change in Value of a $100,000 Investment for the period from 9/10/2020 through 1/31/2022

Total Returns for the Period ended January 31, 2022

	Ticker	1 Year	Since Inception (09/10/2020)	Value of $100,000 09/10/2020- 1/31/2022
Y Class (1,3)	NISYX	-1.43%	-0.23%	$99,675
A without Sales Charge (1,3)	NISAX	-1.68%	-0.48%	$99,328
A with Sales Charge (1,3)	NISAX	-5.35%	-3.18%	$95,600
C without Sales Charge (1,3)	NISCX	-2.41%	-1.23%	$98,296
C with Sales Charge (1,3)	NISCX	-3.41%	-1.23%	$98,296
R6 Class (1,3)	NISRX	-1.33%	-0.13%	$99,813

Bloomberg US Aggregate Bond Index (2)		-2.97%	-2.20%	$96,952

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 3.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The Bloomberg US Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.

American Beacon NIS Core Plus Bond FundSM

Performance Overview

January 31, 2022 (Unaudited)

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y, A, C, and R6 Class shares were 1.38%, 1.63%, 2.38%, and 1.28%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s outperformance of the Index was mainly attributable to the Fund’s overall diversification. An overweight allocation in corporate debt helped as bond spreads tightened thanks to an improving economic backdrop and widespread distribution of COVID-19 vaccines. Industry positioning and security selection within corporates also benefitted the Fund relative to the Index. The Fund’s below investment grade exposure was beneficial to relative performance as high yield spreads tightened throughout most of the period. The Fund also benefitted from security selection within the ABS and CMBS structured product sectors. Overweight allocations to the ABS and Non-Agency MBS sectors helped, supported by positive fundamentals and rising yields. The Fund’s duration underweight and positioning for curve steepening was also beneficial to relative performance.

The Fund continues to utilize both bottom-up and top-down inputs to identify the best relative value available across the broad range of domestic fixed-income instruments to benefit performance over the long term.

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 1.375%, Due 11/15/2031		3.7
U.S. Treasury Notes/Bonds, 1.250%, Due 12/31/2026		3.0
U.S. Treasury Notes/Bonds, 0.625%, Due 12/31/2027		2.5
U.S. Treasury Notes/Bonds, 0.750%, Due 8/31/2026		2.1
U.S. Treasury Notes/Bonds, 1.875%, Due 2/15/2051		2.0
U.S. Treasury Notes/Bonds, 1.125%, Due 10/31/2026		1.8
U.S. Treasury Notes/Bonds, 2.000%, Due 8/15/2051		1.8
U.S. Treasury Notes/Bonds, 1.750%, Due 8/15/2041		1.8
U.S. Treasury Notes/Bonds, 1.000%, Due 7/31/2028		1.7
U.S. Treasury Notes/Bonds, 1.375%, Due 8/15/2050		1.5

Total Fund Holdings	254

Sector Allocation (% Investments)
U.S. Treasury Obligations		22.0
Asset-Backed Obligations		14.3
Financial		13.1
Commercial Mortgage-Backed Obligations		8.8
Collateralized Mortgage Obligations		8.5
Municipal Obligations		7.3
Consumer, Non-Cyclical		5.2
Energy		4.5
Communications		3.6
Industrial		3.0
Consumer, Cyclical		2.8
U.S. Agency Mortgage-Backed Obligations		2.7
Utilities		1.7
Technology		1.4
Basic Materials		1.1

Country Allocation (% Fixed-Income)
United States		98.3
Canada		0.8
France		0.5
Bermuda		0.2
United Kingdom		0.2

American Beacon FundsSM

Expense Examples

January 31, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2021 through January 31, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the American Beacon Frontier Markets Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the American Beacon Frontier Markets Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

January 31, 2022 (Unaudited)

American Beacon Frontier Markets Income Fund

	Beginning Account Value 8/1/2021	Ending Account Value 1/31/2022	Expenses Paid During Period 8/1/2021-1/31/2022*
R5 Class
Actual	$1,000.00	$1,002.40	$5.50
Hypothetical**	$1,000.00	$1,019.71	$5.55
Y Class
Actual	$1,000.00	$1,002.10	$5.80
Hypothetical**	$1,000.00	$1,019.41	$5.85
Investor Class
Actual	$1,000.00	$1,000.80	$7.06
Hypothetical**	$1,000.00	$1,018.15	$7.12
A Class
Actual	$1,000.00	$1,000.90	$6.86
Hypothetical**	$1,000.00	$1,018.35	$6.92
C Class
Actual	$1,000.00	$997.00	$10.82
Hypothetical**	$1,000.00	$1,014.37	$10.92

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.09%, 1.15%, 1.40%, 1.36%, and 2.15% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon NIS Core Plus Bond Fund

	Beginning Account Value 8/1/2021	Ending Account Value 1/31/2022	Expenses Paid During Period 8/1/2021-1/31/2022*
Y Class
Actual	$1,000.00	$974.40	$2.64
Hypothetical**	$1,000.00	$1,022.53	$2.70
A Class
Actual	$1,000.00	$973.20	$3.88
Hypothetical**	$1,000.00	$1,021.27	$3.97
C Class
Actual	$1,000.00	$969.50	$7.60
Hypothetical**	$1,000.00	$1,017.49	$7.78
R6 Class
Actual	$1,000.00	$974.90	$2.14
Hypothetical**	$1,000.00	$1,023.04	$2.19

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.53%, 0.78%, 1.53%, and 0.43% for the Y, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Frontier Markets Income Fund and American Beacon NIS Core Plus Bond Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (two of the series constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of January 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2022, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
American Beacon Frontier Markets Income Fund	For the year ended January 31, 2022	For the two years in the period ended January 31, 2022	For each of the five years in the period ended January 31, 2022

American Beacon NIS Core Plus Bond Fund	For the year ended January 31, 2022	For the year ended January 31, 2022 and for the period September 10, 2020 (commencement of operations) through January 31, 2021	For the year ended January 31, 2022 and for the period September 10, 2020 (commencement of operations) through January 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, MA

March 29, 2022

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2022

	Principal Amount*		Fair Value

Angola - 5.51%

Credit-Linked Notes - 0.07%
Republic of Angola (Issuer Aurora Australis BV), 6.562%, Due 12/19/2023, (6-mo. USD LIBOR + 6.250%)A B		$375,000	$374,673

Foreign Sovereign Obligations - 5.44%
Angolan Government International Bond,
9.500%, Due 11/12/2025B		3,758,000	4,104,111
8.250%, Due 5/9/2028B		11,480,000	11,564,952
8.000%, Due 11/26/2029C		4,500,000	4,457,025
9.375%, Due 5/8/2048B		7,181,000	7,000,757
9.125%, Due 11/26/2049B		800,000	764,282

Total Foreign Sovereign Obligations			27,891,127

Total Angola (Cost $25,813,250)			28,265,800

Argentina - 1.91%

Foreign Sovereign Obligations - 1.91%
Argentine Republic Government International Bond,
1.000%, Due 7/9/2029		227,491	80,759
0.500%, Due 7/9/2030D		9,475,341	3,198,023
1.125%, Due 7/9/2035D		21,212,784	6,523,143

Total Foreign Sovereign Obligations			9,801,925

Total Argentina (Cost $12,825,419)			9,801,925

Armenia - 0.75%

Foreign Sovereign Obligations - 0.75%
Armenia Treasury Bond, 7.000%, Due 4/29/2026	AMD	385,000,000	734,955
Republic of Armenia Treasury Bond, 6.500%, Due 4/29/2024, Series 3YR	AMD	1,575,000,000	3,120,062

Total Foreign Sovereign Obligations			3,855,017

Total Armenia (Cost $3,837,102)			3,855,017

Azerbaijan - 0.22% (Cost $1,119,293)

Credit-Linked Notes - 0.22%
Republic of Azerbaijan (Frontera Capital BV), 10.000%, Due 8/1/2023C	AZN	1,900,000	1,118,305

Barbados - 0.52%

Foreign Sovereign Obligations - 0.52%
Barbados Government International Bond,
6.500%, Due 10/1/2029C		1,528,800	1,528,800
6.500%, Due 10/1/2029B		1,139,800	1,139,800

Total Foreign Sovereign Obligations			2,668,600

Total Barbados (Cost $2,529,641)			2,668,600

Belarus - 1.17%

Foreign Sovereign Obligations - 1.17%
Development Bank of the Republic of Belarus JSC,
12.000%, Due 5/15/2022C	BYN	2,432,000	914,087
12.000%, Due 5/15/2022B	BYN	3,100,000	1,165,160
6.750%, Due 5/2/2024C		2,263,000	1,979,582
Republic of Belarus International Bond,
6.200%, Due 2/28/2030B		377,000	278,841
6.378%, Due 2/24/2031C		2,287,000	1,687,577

Total Foreign Sovereign Obligations			6,025,247

Total Belarus (Cost $7,308,385)			6,025,247

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2022

	Principal Amount*		Fair Value

Benin - 1.26%

Foreign Sovereign Obligations - 1.26%
Benin Government International Bond,
4.875%, Due 1/19/2032C	EUR	4,166,000	$4,503,847
6.875%, Due 1/19/2052C	EUR	1,789,000	1,950,305

Total Foreign Sovereign Obligations			6,454,152

Total Benin (Cost $7,101,885)			6,454,152

Cameroon - 2.18%

Foreign Sovereign Obligations - 2.18%
Republic of Cameroon International Bond,
5.950%, Due 7/7/2032B	EUR	3,250,000	3,353,274
5.950%, Due 7/7/2032C	EUR	7,595,000	7,836,345

Total Foreign Sovereign Obligations			11,189,619

Total Cameroon, United Republic Of (Cost $12,586,288)			11,189,619

Costa Rica - 0.86%

Foreign Sovereign Obligations - 0.86%
Costa Rica Government International Bond,
8.050%, Due 9/18/2024B	CRC	750,000,000	1,298,686
9.200%, Due 2/21/2029B		$2,500,000	3,088,750

Total Foreign Sovereign Obligations			4,387,436

Total Costa Rica (Cost $3,641,150)			4,387,436

Ecuador - 2.73%

Foreign Sovereign Obligations - 2.73%
Ecuador Government International Bond,
Due 7/31/2030C E		638,767	374,509
5.000%, Due 7/31/2030C D		2,300,760	1,995,909
5.000%, Due 7/31/2030B D		4,342,948	3,767,508
1.000%, Due 7/31/2035C D		5,729,045	4,047,570
1.000%, Due 7/31/2035B D		3,974,000	2,807,631
0.500%, Due 7/31/2040C D		1,625,550	994,837

Total Foreign Sovereign Obligations			13,987,964

Total Ecuador (Cost $13,075,425)			13,987,964

Egypt - 6.39%

Foreign Sovereign Obligations - 6.39%
Egypt Government Bond,
14.196%, Due 7/7/2023, Series 3YR	EGP	25,800,000	1,647,687
14.313%, Due 10/13/2023, Series 3YR	EGP	123,000,000	7,847,905
14.200%, Due 4/13/2024, Series 3Y	EGP	16,300,000	1,033,826
14.349%, Due 7/14/2025, Series 5YR	EGP	47,700,000	3,015,353
14.483%, Due 4/6/2026, Series 5YR	EGP	10,300,000	652,586
17.180%, Due 5/9/2027, Series 10YR	EGP	14,500,000	1,007,533
14.406%, Due 7/7/2027, Series 7YR	EGP	27,829,000	1,757,718
14.556%, Due 10/13/2027, Series 7YR	EGP	33,809,000	2,145,410
15.700%, Due 11/7/2027, Series 10YR	EGP	10,000,000	662,496
13.564%, Due 1/14/2030, Series 10Y	EGP	40,000,000	2,418,822
Egypt Government International Bond,
14.285%, Due 1/11/2027	EGP	70,550,000	4,440,198
7.500%, Due 1/31/2027B		1,231,000	1,243,310
7.903%, Due 2/21/2048B		1,200,000	955,704
8.875%, Due 5/29/2050B		2,348,000	2,005,281

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2022

	Principal Amount*		Fair Value

Egypt - 6.39% (continued)

Foreign Sovereign Obligations - 6.39% (continued)
Egypt Treasury Bills,
13.340%, Due 2/15/2022, Series 364D	EGP	15,500,000	$982,803
12.939%, Due 7/12/2022, Series 364D		$15,500,000	937,911

Total Foreign Sovereign Obligations			32,754,543

Total Egypt (Cost $33,117,520)			32,754,543

El Salvador - 1.32%

Foreign Corporate Obligations - 0.16%
AES El Salvador Trust, 6.750%, Due 3/28/2023B		910,000	806,679

Foreign Sovereign Obligations - 1.16%
El Salvador Government International Bond,
5.875%, Due 1/30/2025B		325,000	194,191
6.375%, Due 1/18/2027B		4,512,000	2,549,325
8.250%, Due 4/10/2032B		1,287,000	745,817
7.625%, Due 2/1/2041B		2,265,000	1,205,886
7.125%, Due 1/20/2050B		2,395,000	1,263,386

Total Foreign Sovereign Obligations			5,958,605

Total El Salvador (Cost $10,286,922)			6,765,284

Gabon - 2.12%

Foreign Sovereign Obligations - 2.12%
Gabon Government International Bond,
6.950%, Due 6/16/2025B		4,550,000	4,735,640
6.625%, Due 2/6/2031B		4,795,000	4,640,620
7.000%, Due 11/24/2031B		1,505,000	1,469,858

Total Foreign Sovereign Obligations			10,846,118

Total Gabon (Cost $10,880,311)			10,846,118

Georgia - 1.58%

Credit-Linked Notes - 0.30%
Georgia Government (Issuer Zambezi BV), 9.500%, Due 8/9/2022C		2,000,000	1,547,170

Foreign Corporate Obligations - 0.12%
Georgia Global Utilities JSC, 7.750%, Due 7/30/2025C		600,000	633,654

Foreign Sovereign Obligations - 1.16%
Georgia Treasury Bills, 9.150%, Due 10/13/2022	GEL	2,100,000	645,002
Georgia Treasury Bond,
8.250%, Due 11/6/2022	GEL	4,520,000	1,466,208
8.000%, Due 2/4/2023	GEL	5,560,000	1,796,427
8.125%, Due 1/28/2026	GEL	6,540,000	2,035,062

Total Foreign Sovereign Obligations			5,942,699

Total Georgia (Cost $8,384,414)			8,123,523

Ghana - 3.95%

Credit-Linked Notes - 0.03%
Ghana Promissory Note (Issuer Saderea DAC), 12.500%, Due 11/30/2026B		166,591	161,594

Foreign Corporate Obligations - 0.20%
Kosmos Energy Ltd., 7.500%, Due 3/1/2028C		1,097,000	1,050,377

Foreign Sovereign Obligations - 3.72%
Ghana Government International Bond,
6.375%, Due 2/11/2027B		2,556,000	2,044,800

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2022

	Principal Amount*		Fair Value

Ghana - 3.95% (continued)

Foreign Sovereign Obligations - 3.72% (continued)
7.750%, Due 4/7/2029C		$2,250,000	$1,762,312
8.125%, Due 3/26/2032B		3,670,000	2,810,486
8.950%, Due 3/26/2051B		220,000	164,758
Ghana Treasury Note, 17.250%, Due 7/31/2023, Series 2Y	GHS	3,300,000	504,639
Republic of Ghana Government Bonds,
19.700%, Due 5/23/2022, Series 3Y	GHS	1,400,000	222,886
18.250%, Due 7/25/2022, Series 5Y	GHS	11,225,000	1,778,063
20.750%, Due 1/16/2023	GHS	2,670,000	427,607
16.500%, Due 2/6/2023, Series 5Y	GHS	13,300,000	2,050,935
19.250%, Due 12/18/2023	GHS	3,580,000	556,438
17.700%, Due 3/18/2024	GHS	4,200,000	632,636
19.750%, Due 4/15/2024, Series 5YR	GHS	1,000,000	155,828
21.000%, Due 1/27/2025	GHS	1,680,000	266,875
19.000%, Due 11/2/2026, Series 10Y	GHS	18,612,000	2,755,482
19.250%, Due 1/18/2027	GHS	19,750,000	2,941,209

Total Foreign Sovereign Obligations			19,074,954

Total Ghana (Cost $24,903,502)			20,286,925

Honduras - 0.40%

Foreign Corporate Obligations - 0.21%
Inversiones Atlantida SA, 7.500%, Due 5/19/2026C		1,080,000	1,097,561

Foreign Sovereign Obligations - 0.19%
Honduras Government International Bond,
5.625%, Due 6/24/2030C		762,000	746,768
5.625%, Due 6/24/2030B		220,000	215,602

Total Foreign Sovereign Obligations			962,370

Total Honduras (Cost $2,093,520)			2,059,931

Iraq - 1.97%

Foreign Sovereign Obligations - 1.97%
Iraq International Bond,
6.752%, Due 3/9/2023B		3,700,000	3,727,750
5.800%, Due 1/15/2028B		6,647,750	6,365,221

Total Foreign Sovereign Obligations			10,092,971

Total Iraq (Cost $9,842,801)			10,092,971

Ireland - 0.50% (Cost $2,533,050)

Foreign Sovereign Obligations - 0.50%
Republic of Angola Via Avenir Issuer II Ireland DAC, 6.927%, Due 02/19/2027B		2,710,714	2,541,295

Ivory Coast - 2.27%

Foreign Sovereign Obligations - 2.27%
Ivory Coast Government International Bond,
5.250%, Due 3/22/2030B	EUR	430,000	482,668
5.875%, Due 10/17/2031C	EUR	349,000	394,633
5.750%, Due 12/31/2032B D		4,737,888	4,718,376
6.875%, Due 10/17/2040B	EUR	1,753,000	1,981,816
6.625%, Due 3/22/2048B	EUR	3,800,000	4,062,751

Total Foreign Sovereign Obligations			11,640,244

Total Ivory Coast (Cost $12,148,328)			11,640,244

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2022

	Principal Amount*		Fair Value

Kazakhstan - 3.06%

Foreign Corporate Obligations - 0.49%
Development Bank of Kazakhstan JSC,
8.950%, Due 5/4/2023B	KZT	599,000,000	$1,344,857
10.950%, Due 5/6/2026C	KZT	507,000,000	1,150,737

Total Foreign Corporate Obligations			2,495,594

Foreign Sovereign Obligations - 2.57%
Kazakhstan Government Bond,
5.300%, Due 3/19/2022, Series 10Y	KZT	270,000,000	617,974
5.600%, Due 3/25/2022, Series 11Y	KZT	682,059,000	1,560,635
5.000%, Due 5/15/2023, Series 5/13	KZT	1,780,001,000	3,860,360
9.500%, Due 1/30/2024, Series MEUK	KZT	284,000,000	646,288
8.050%, Due 5/20/2024, Series 1801	KZT	1,040,000,000	2,288,874
10.500%, Due 8/4/2026, Series 5Y	KZT	500,000,000	1,143,941
9.000%, Due 3/6/2027, Series 120	KZT	1,000,000,000	2,154,823
10.120%, Due 2/17/2034, Series 13Y	KZT	400,000,000	880,906

Total Foreign Sovereign Obligations			13,153,801

Total Kazakhstan (Cost $16,526,439)			15,649,395

Kenya - 4.38%

Foreign Sovereign Obligations - 4.38%
Republic of Kenya Government International Bond,
8.000%, Due 5/22/2032B		$4,188,000	4,383,647
8.250%, Due 2/28/2048B		2,600,000	2,491,216
Republic of Kenya Infrastructure Bond,
12.000%, Due 9/18/2023, Series 12YR	KES	23,900,000	216,720
11.000%, Due 12/2/2024, Series 9YR	KES	49,100,000	436,663
12.500%, Due 5/12/2025, Series 9YR	KES	27,800,000	256,536
10.200%, Due 5/25/2026, Series 6Y	KES	31,000,000	270,247
11.000%, Due 10/12/2026, Series 12YR	KES	74,650,000	662,656
10.850%, Due 4/2/2029, Series 9Y	KES	24,550,000	213,578
10.900%, Due 8/11/2031, Series 11Y	KES	296,850,000	2,514,286
12.000%, Due 10/6/2031, Series 15YR	KES	216,000,000	1,923,145
12.500%, Due 1/10/2033, Series 15YR	KES	631,000,000	5,757,026
11.750%, Due 10/8/2035, Series 16YR	KES	384,900,000	3,345,809

Total Foreign Sovereign Obligations			22,471,529

Total Kenya (Cost $23,936,627)			22,471,529

Kyrgyzstan - 1.32%

Credit-Linked Notes - 1.32%
Kyrgyz Republic (Issuer Frontera Capital BV),
10.500%, Due 9/24/2024C	KGS	150,000,000	1,807,838
8.000%, Due 5/26/2025	KGS	70,000,000	744,020
6.000%, Due 9/19/2025C	KGS	120,500,000	1,188,127
12.000%, Due 2/7/2028C	KGS	95,000,000	1,117,293
Kyrgyz Republic (Issuer Zambezi BV), 10.000%, Due 4/13/2028C	KGS	180,000,000	1,897,487

Total Credit-Linked Notes			6,754,765

Total Kyrgyzstan (Cost $7,876,594)			6,754,765

Malawi - 0.91%

Credit-Linked Notes - 0.91%
Republic of Malawi (Issuer Frontera Capital BV),
12.500%, Due 5/21/2025C		1,050,000	858,515
18.500%, Due 8/15/2026C		2,700,000	2,620,063
13.500%, Due 6/18/2027C		700,000	619,355

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2022

	Principal Amount*		Fair Value

Malawi - 0.91% (continued)

Credit-Linked Notes - 0.91% (continued)
Republic of Malawi (Issuer Frontera Capital BV), (continued)
13.500%, Due 9/3/2027		$650,000	$595,602

Total Credit-Linked Notes			4,693,535

Total Malawi (Cost $4,998,797)			4,693,535

Maldives - 0.18% (Cost $930,522)

Foreign Sovereign Obligations - 0.18%
Maldives Sukuk Issuance Ltd., 9.875%, Due 4/8/2026C		950,000	939,822

Mongolia - 0.77% (Cost $4,002,809)

Credit-Linked Notes - 0.77%
Development Bank of Mongolia (Issuer Frontera Capital BV), 7.500%, Due 10/25/2024C	MNT	11,287,921,348	3,938,856

Mozambique - 3.03%

Credit-Linked Notes - 0.80%
Mozambique Government Bond (Issuer ICBC Standard Bank PLC),
Due 2/28/2023C E F	MZN	90,000,000	1,389,347
19.000%, Due 3/26/2025F	MZN	90,500,000	1,397,017
14.500%, Due 11/13/2025	MZN	40,000,000	611,014
Mozambique Treasury Bills (Issuer ICBC Standard Bank PLC), 12.033%, Due 2/18/2022B	MZN	47,000,000	706,583

Total Credit-Linked Notes			4,103,961

Foreign Sovereign Obligations - 2.23%
Mozambique International Bond,
5.000%, Due 9/15/2031B D		11,288,000	9,466,681
5.000%, Due 9/15/2031C D		2,353,000	1,973,344

Total Foreign Sovereign Obligations			11,440,025

Total Mozambique (Cost $15,760,402)			15,543,986

Netherlands - 0.49%

Foreign Corporate Obligations - 0.35%
First Bank of Nigeria Ltd. Via FBN Finance Co. BV, 8.625%, Due 10/27/2025C		1,700,000	1,777,690

Foreign Sovereign Obligations - 0.14%
Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV, 6.500%, Due 05/17/2022		700,000	698,018

Total Netherlands (Cost $2,385,828)			2,475,708

Nicaragua - 0.45%

Credit-Linked Notes - 0.45%
Empresa Administadora de Aeropuertos Internacionales (Issuer Zambezi BV), 7.000%, Due 4/8/2024C F		1,159,400	1,087,266
Republic of Nicaragua (Issuer Zambezi BV), 6.750%, Due 8/5/2022C		1,200,000	1,210,313

Total Credit-Linked Notes			2,297,579

Total Nicaragua (Cost $2,359,287)			2,297,579

Nigeria - 4.67%

Foreign Corporate Obligations - 0.76%
Access Bank PLC, 6.125%, Due 9/21/2026C		1,007,000	994,412
IHS Netherlands Holdco BV, 8.000%, Due 9/18/2027C		1,015,000	1,063,212
SEPLAT Energy PLC, 7.750%, Due 4/1/2026C		869,000	866,828
United Bank for Africa PLC, 6.750%, Due 11/19/2026C		997,000	995,804

Total Foreign Corporate Obligations			3,920,256

Foreign Sovereign Obligations - 3.91%
Nigeria Government Bond,
12.500%, Due 1/22/2026, Series 10YR	NGN	781,000,000	1,975,648

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2022

	Principal Amount*		Fair Value

Nigeria - 4.67% (continued)

Foreign Sovereign Obligations - 3.91% (continued)
Nigeria Government Bond, (continued)
16.288%, Due 3/17/2027, Series 10YR	NGN	290,000,000	$819,208
Nigeria Government International Bond,
Due 4/12/2022B E	NGN	600,000,000	1,426,716
Due 7/28/2022B E	NGN	500,000,000	1,168,858
7.625%, Due 11/21/2025B		$3,629,000	3,907,344
6.125%, Due 9/28/2028C		2,014,000	1,936,360
6.125%, Due 9/28/2028B		1,250,000	1,201,813
8.747%, Due 1/21/2031B		1,373,000	1,410,757
7.875%, Due 2/16/2032B		2,794,000	2,717,165
7.375%, Due 9/28/2033B		2,800,000	2,605,680
Nigeria OMO Bills,
6.972%, Due 8/16/2022	NGN	70,000,000	163,235
6.924%, Due 10/4/2022, Series 355D	NGN	140,000,000	324,144
Nigeria Treasury Bills,
6.725%, Due 7/28/2022, Series 364D	NGN	90,000,000	212,402
6.834%, Due 9/8/2022, Series 364D	NGN	70,000,000	162,742

Total Foreign Sovereign Obligations			20,032,072

Total Nigeria (Cost $23,798,291)			23,952,328

Pakistan - 4.56%

Foreign Sovereign Obligations - 4.56%
Pakistan Global Sukuk Programme Co. Ltd., 7.950%, Due 1/31/2029B		1,937,000	1,984,844
Pakistan Government International Bond,
6.875%, Due 12/5/2027B		4,965,000	4,828,462
7.375%, Due 4/8/2031C		1,180,000	1,107,749
7.375%, Due 4/8/2031B		4,189,000	3,932,508
Pakistan Investment Bond,
7.000%, Due 8/20/2023, Series 3YR	PKR	807,400,000	4,328,334
7.000%, Due 8/5/2024, Series 3YR	PKR	160,000,000	831,034
9.500%, Due 9/19/2024, Series 5YR	PKR	970,000,000	5,325,702
7.500%, Due 10/15/2025, Series 5YR	PKR	205,000,000	1,043,723

Total Foreign Sovereign Obligations			23,382,356

Total Pakistan (Cost $25,510,285)			23,382,356

Papua New Guinea - 0.53% (Cost $2,854,589)

Foreign Sovereign Obligations - 0.53%
Papua New Guinea Government International Bond, 8.375%, Due 10/4/2028B		2,801,000	2,714,925

Paraguay - 1.05%

Credit-Linked Notes - 1.05%
Municipalidad De Asuncion (Issuer Frontera Capital BV),
9.000%, Due 2/13/2026C	PYG	13,700,000,000	1,880,753
9.850%, Due 2/14/2031C	PYG	13,700,000,000	1,961,108
Municipalidad De Asuncion (Issuer Zambezi BV), 11.000%, Due 3/23/2027C		2,000,000	1,528,457

Total Credit-Linked Notes			5,370,318

Total Paraguay (Cost $6,011,154)			5,370,318

Rwanda - 0.38% (Cost $1,988,683)

Foreign Sovereign Obligations - 0.38%
Rwanda International Government Bond, 5.500%, Due 8/9/2031C		1,980,000	1,943,093

Senegal - 1.51%

Foreign Sovereign Obligations - 1.51%
Senegal Government International Bond,
4.750%, Due 3/13/2028B	EUR	1,680,000	1,881,074
6.750%, Due 3/13/2048B		6,258,000	5,854,359

Total Foreign Sovereign Obligations			7,735,433

Total Senegal (Cost $8,394,662)			7,735,433

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2022

	Principal Amount*		Fair Value

South Africa - 0.20% (Cost $1,000,000)

Foreign Corporate Obligations - 0.20%
Liquid Telecommunications Financing PLC, 5.500%, Due 9/4/2026C		$1,000,000	$1,008,000

Sri Lanka - 0.80%

Foreign Sovereign Obligations - 0.80%
Sri Lanka Government International Bond,
6.200%, Due 5/11/2027B		3,510,000	1,711,125
6.750%, Due 4/18/2028B		1,342,000	654,225
7.850%, Due 3/14/2029B		871,000	424,613
7.550%, Due 3/28/2030B		2,713,000	1,322,587

Total Foreign Sovereign Obligations			4,112,550

Total Sri Lanka (Cost $5,276,386)			4,112,550

Supranational - 4.44%

Foreign Sovereign Obligations - 4.44%
European Bank for Reconstruction & Development,
10.400%, Due 11/23/2022		1,950,000	1,377,768
10.050%, Due 12/14/2022		700,000	699,333
10.000%, Due 2/28/2023		7,800,000	6,770,280
10.100%, Due 5/6/2023		750,000	744,922
10.500%, Due 5/11/2023		2,466,667	2,577,360
14.000%, Due 6/14/2023		800,000	776,472
9.000%, Due 2/1/2024		250,000	168,480
International Bank for Reconstruction & Development,
9.100%, Due 10/14/2022	KZT	1,450,000,000	3,285,401
9.250%, Due 1/20/2023	RWF	2,200,000,000	2,138,364
International Finance Corp.,
6.000%, Due 9/15/2022	AZN	4,300,000	2,571,395
11.000%, Due 6/28/2024		600,000	571,897
11.000%, Due 10/18/2024	UZS	12,000,000,000	1,104,698

Total Foreign Sovereign Obligations			22,786,370

Total Supranational (Cost $24,662,126)			22,786,370

Suriname - 0.20% (Cost $1,407,992)

Foreign Sovereign Obligations - 0.20%
Suriname Government International Bond, 9.250%, Due 10/26/2026B H		1,400,000	1,048,950

Tajikistan - 0.86%

Credit-Linked Notes - 0.03%
Republic of Tajikistan (Issuer Frontera Capital BV), 10.780%, Due 2/15/2023C		173,078	143,076

Foreign Sovereign Obligations - 0.83%
Republic of Tajikistan International Bond, 7.125%, Due 9/14/2027B		4,870,000	4,241,867

Total Tajikistan (Cost $4,685,005)			4,384,943

Togo - 0.19% (Cost $978,442)

Foreign Corporate Obligations - 0.19%
Ecobank Transnational, Inc., 8.750%, Due 6/17/2031, (5-Yr. CMT + 8.211%)A C		979,000	961,868

Tunisia - 0.98%

Foreign Sovereign Obligations - 0.98%
Banque Centrale de Tunisie International Bond,
6.750%, Due 10/31/2023B	EUR	2,060,000	1,996,739
5.625%, Due 2/17/2024B	EUR	800,000	729,344
5.750%, Due 1/30/2025B		814,000	628,408
6.375%, Due 7/15/2026C	EUR	200,000	172,236

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2022

	Principal Amount*		Fair Value

Tunisia - 0.98% (continued)

Foreign Sovereign Obligations - 0.98% (continued)
Banque Centrale de Tunisie International Bond, (continued)
6.375%, Due 7/15/2026B	EUR	1,766,000	$1,520,845

Total Foreign Sovereign Obligations			5,047,572

Total Tunisia (Cost $6,013,377)			5,047,572

Uganda - 3.72%

Foreign Sovereign Obligations - 3.72%
Republic of Uganda Government Bonds,
14.125%, Due 7/7/2022	UGX	8,300,000,000	2,428,704
14.000%, Due 1/18/2024	UGX	7,471,500,000	2,245,216
19.500%, Due 12/18/2025, Series 10YR	UGX	4,000,000,000	1,377,351
16.000%, Due 5/6/2027	UGX	2,500,000,000	779,689
14.250%, Due 8/23/2029	UGX	2,200,000,000	645,590
16.000%, Due 11/14/2030	UGX	6,940,000,000	2,200,174
17.000%, Due 4/3/2031, Series 15YR	UGX	12,053,600,000	3,985,931
14.250%, Due 6/22/2034	UGX	4,925,000,000	1,408,779
16.250%, Due 11/8/2035	UGX	7,800,000,000	2,453,261
17.500%, Due 11/1/2040	UGX	4,800,000,000	1,555,196

Total Foreign Sovereign Obligations			19,079,891

Total Uganda (Cost $17,383,870)			19,079,891

Ukraine - 3.89%

Foreign Corporate Obligations - 1.27%
Kernel Holding SA,
6.500%, Due 10/17/2024B		$890,000	810,078
6.750%, Due 10/27/2027C		945,000	822,150
Metinvest BV, 8.500%, Due 4/23/2026B		1,254,000	1,109,790
MHP Lux SA,
6.950%, Due 4/3/2026B		2,400,000	2,124,000
6.250%, Due 9/19/2029B		360,000	299,160
Ukraine Railways Via Rail Capital Markets PLC, 8.250%, Due 7/9/2024B		1,466,000	1,326,730

Total Foreign Corporate Obligations			6,491,908

Foreign Sovereign Obligations - 2.62%
Ukraine Government Bond,
14.910%, Due 10/12/2022	UAH	171,000,000	6,034,176
15.970%, Due 4/19/2023	UAH	47,500,000	1,684,442
10.000%, Due 8/23/2023, Series 10Y	UAH	14,500,000	471,257
15.840%, Due 2/26/2025	UAH	116,677,000	4,024,807
9.790%, Due 5/26/2027	UAH	46,851,000	1,237,081

Total Foreign Sovereign Obligations			13,451,763

Total Ukraine (Cost $22,653,258)			19,943,671

United Kingdom - 0.38% (Cost $2,036,880)

Foreign Corporate Obligations - 0.38%
Goldman Sachs Finance Corp. International Ltd., 7.000%, Due 8/9/2024	AMD	1,000,000,000	1,930,021

United Republic of Tanzania - 0.41% (Cost $2,031,417)

Foreign Corporate Obligations - 0.41%
HTA Group Ltd., 7.000%, Due 12/18/2025C		2,000,000	2,080,920

United States - 0.42%

Corporate Obligations - 0.42%
JPMorgan Chase Bank NA, 12.500%, Due 1/26/2023B	PKR	225,000,000	1,274,066

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2022

	Principal Amount*		Fair Value

United States - 0.42% (continued)

Corporate Obligations - 0.42% (continued)
Sagicor Financial Co. Ltd., 5.300%, Due 5/13/2028C		$841,000	$857,820

Total Corporate Obligations			2,131,886

Total United States (Cost $2,122,248)			2,131,886

Uruguay - 2.53%

Foreign Sovereign Obligations - 2.53%
Uruguay Government International Bond,
8.500%, Due 3/15/2028B	UYU	65,802,000	1,473,624
8.250%, Due 5/21/2031	UYU	81,798,000	1,779,386
3.875%, Due 7/2/2040G	UYU	372,866,296	9,713,803

Total Foreign Sovereign Obligations			12,966,813

Total Uruguay (Cost $13,133,858)			12,966,813

Uzbekistan - 1.36%

Credit-Linked Notes - 0.45%
Republic of Uzbekistan (Issuer Frontera Capital BV), 12.000%, Due 9/21/2022C		2,500,000	2,330,677

Foreign Sovereign Obligations - 0.91%
Republic of Uzbekistan International Bond,
14.500%, Due 11/25/2023B	UZS	17,510,000,000	1,650,224
14.000%, Due 7/19/2024C	UZS	32,120,000,000	3,002,526

Total Foreign Sovereign Obligations			4,652,750

Total Uzbekistan (Cost $7,209,181)			6,983,427

Venezuela - 0.01% (Cost $269,875)

Foreign Corporate Obligations - 0.01%
Petroleos de Venezuela SA, 6.000%, Due 5/16/2024B H		1,250,000	45,375

Zambia - 5.57%

Credit-Linked Notes - 1.07%
Zambia Government Bond (Issuer ICBC Standard Bank PLC), 11.000%, Due 1/27/2026C	ZMW	142,738,201	5,503,733

Foreign Corporate Obligations - 0.36%
First Quantum Minerals Ltd.,
7.250%, Due 4/1/2023B		205,000	205,764
6.875%, Due 3/1/2026B		800,000	826,000
6.875%, Due 10/15/2027B		764,000	811,750

Total Foreign Corporate Obligations			1,843,514

Foreign Sovereign Obligations - 4.14%
Zambia Government Bond,
12.000%, Due 4/23/2025, Series 7YR	ZMW	16,500,000	725,221
11.000%, Due 1/25/2026, Series 5Y	ZMW	114,100,000	4,554,512
11.000%, Due 6/28/2026, Series 5Y	ZMW	7,890,000	302,925
13.000%, Due 8/29/2026, Series 10YR	ZMW	64,500,000	2,632,752
13.000%, Due 12/18/2027, Series 10YR	ZMW	24,795,000	921,152
13.000%, Due 12/17/2028, Series 10Y	ZMW	30,000,000	1,040,110
13.000%, Due 1/25/2031, Series 10Y	ZMW	3,800,000	120,467
Zambia Government International Bond,
12.000%, Due 7/4/2025B	ZMW	80,000,000	3,431,106
8.970%, Due 7/30/2027B		10,124,000	7,507,553

Total Foreign Sovereign Obligations			21,235,798

Total Zambia (Cost $25,685,950)			28,583,045

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2022

	Shares	Fair Value

SHORT-TERM INVESTMENTS 4.59%

Investment Companies - 4.59%
American Beacon U.S. Government Money Market Select Fund, 0.01%I J	23,538,642	$23,538,642

Total Short-Term Investments (Cost $23,538,642)		23,538,642

TOTAL INVESTMENTS - 95.45% (Cost $511,451,682)		489,362,471
OTHER ASSETS, NET OF LIABILITIES - 4.55%		23,312,209

TOTAL NET ASSETS - 100.00%		$512,674,680

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on January 31, 2022.

B Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $95,358,008 or 18.60% of net assets. The Fund has no right to demand registration of these securities.

D Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at January 31, 2022. The maturity date disclosed represents the final maturity date.

E Zero coupon bond.

F Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

G Inflation-Indexed Note.

H Default Security. At period end, the amount of securities in default was $1,094,325 or 0.21% of net assets.

I 7-day yield.

J The Fund is affiliated by having the same investment advisor.

CMT - Constant Maturity Treasury.

DAC - Designated Activity Company.

JSC - Joint Stock Company.

LIBOR - London Interbank Offered Rate.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing Rate

Forward Foreign Currency Contracts Open on January 31, 2022:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	25,177,328	EUR	24,987,456	4/12/2022	DUB	$189,872	$-	$189,872
USD	8,537,026	EUR	8,434,128	3/18/2022	SSB	102,898	-	102,898
USD	1,018,549	EUR	1,012,095	3/18/2022	SSB	6,454	-	6,454
EUR	2,757,004	USD	2,766,511	4/12/2022	UAG	-	(9,507)	(9,507)
USD	516,412	EUR	514,266	4/12/2022	UAG	2,146	-	2,146
KZT	526,620	USD	525,604	5/6/2022	UAG	1,016	-	1,016

						$302,386	$(9,507)	$292,879

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
DUB	Deutsche Bank AG
SSB	State Street Bank & Trust Co.
UAG	UBS AG

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2022

Currency Abbreviations:
AMD	Armenian Dram
AZN	Azerbaijan Manat
BYN	Belarusian Ruble
CRC	Costa Rican Colon
EGP	Egyptian Pound
EUR	Euro
GEL	Georgian Lari
GHS	Ghanaian Cedi
KES	Kenyan Shilling
KGS	Kyrgyzstani Som
KZT	Kazakhstani Tenge
MNT	Mongolian Tugrug
MZN	Mozambique Metical
NGN	Nigerian Naira
PKR	Pakistani Rupee
PYG	Paraguayan guaraní
RWF	Rwandan Franc
UAH	Ukrainian Hryvnia
UGX	Ugandan Shilling
USD	United States Dollar
UYU	Uruguayan Peso
UZS	Uzbekistani Som
ZMW	Zambian Kwacha

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2022, the investments were classified as described below:

Frontier Markets Income Fund	Level 1	Level 2	Level 3	Total
Assets
Credit-Linked Notes
Angola	$-	$374,673	$-	$374,673
Azerbaijan	-	1,118,305	-	1,118,305
Georgia	-	1,547,170	-	1,547,170
Ghana	-	161,594	-	161,594
Kyrgyzstan	-	6,754,765	-	6,754,765
Malawi	-	4,693,535	-	4,693,535
Mongolia	-	3,938,856	-	3,938,856
Mozambique	-	4,103,961	-	4,103,961
Nicaragua	-	2,297,579	-	2,297,579
Paraguay	-	5,370,318	-	5,370,318
Tajikistan	-	143,076	-	143,076
Uzbekistan	-	2,330,677	-	2,330,677
Zambia	-	5,503,733	-	5,503,733
Foreign Sovereign Obligations
Angola	-	27,891,127	-	27,891,127
Argentina	-	9,801,925	-	9,801,925
Armenia	-	3,855,017	-	3,855,017
Barbados	-	2,668,600	-	2,668,600
Belarus	-	6,025,247	-	6,025,247
Benin	-	6,454,152	-	6,454,152
Cameroon	-	11,189,619	-	11,189,619
Costa Rica	-	4,387,436	-	4,387,436
Ecuador	-	13,987,964	-	13,987,964
Egypt	-	32,754,543	-	32,754,543
El Salvador	-	5,958,605	-	5,958,605
Gabon	-	10,846,118	-	10,846,118
Georgia	-	5,942,699	-	5,942,699
Ghana	-	19,074,954	-	19,074,954
Honduras	-	962,370	-	962,370

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2022

Frontier Markets Income Fund	Level 1	Level 2	Level 3	Total
Assets (continued)
Foreign Sovereign Obligations (continued)
Iraq	$-	$10,092,971	$-	$10,092,971
Ireland	-	2,541,295	-	2,541,295
Ivory Coast	-	11,640,244	-	11,640,244
Kazakhstan	-	13,153,801	-	13,153,801
Kenya	-	22,471,529	-	22,471,529
Maldives	-	939,822	-	939,822
Mozambique	-	11,440,025	-	11,440,025
Netherlands	-	698,018	-	698,018
Nigeria	-	20,032,072	-	20,032,072
Pakistan	-	23,382,356	-	23,382,356
Papua New Guinea	-	2,714,925	-	2,714,925
Rwanda	-	1,943,093	-	1,943,093
Senegal	-	7,735,433	-	7,735,433
Sri Lanka	-	4,112,550	-	4,112,550
Supranational	-	22,786,370	-	22,786,370
Suriname	-	1,048,950	-	1,048,950
Tajikistan	-	4,241,867	-	4,241,867
Tunisia	-	5,047,572	-	5,047,572
Uganda	-	19,079,891	-	19,079,891
Ukraine	-	13,451,763	-	13,451,763
Uruguay	-	12,966,813	-	12,966,813
Uzbekistan	-	4,652,750	-	4,652,750
Zambia	-	21,235,798	-	21,235,798
Foreign Corporate Obligations
El Salvador	-	806,679	-	806,679
Georgia	-	633,654	-	633,654
Ghana	-	1,050,377	-	1,050,377
Honduras	-	1,097,561	-	1,097,561
Kazakhstan	-	2,495,594	-	2,495,594
Netherlands	-	1,777,690	-	1,777,690
Nigeria	-	3,920,256	-	3,920,256
South Africa	-	1,008,000	-	1,008,000
Togo	-	961,868	-	961,868
Ukraine	-	6,491,908	-	6,491,908
United Kingdom	-	1,930,021	-	1,930,021
United Republic of Tanzania	-	2,080,920	-	2,080,920
Venezuela	-	45,375	-	45,375
Zambia	-	1,843,514	-	1,843,514
Corporate Obligations
United States	-	2,131,886	-	2,131,886
Short-Term Investments	23,538,642	-	-	23,538,642

Total Investments in Securities – Assets	$23,538,642	$465,823,829	$-	$489,362,471

Financial Derivative Instruments – Assets
Forward Foreign Currency Contracts	$-	$302,386	$-	$302,386

Total Financial Derivative Instruments – Assets	$-	$302,386	$-	$302,386

Financial Derivative Instruments – Liabilities
Forward Foreign Currency Contracts	$-	$(9,507)	$-	$(9,507)

Total Financial Derivative Instruments – Liabilities	$-	$(9,507)	$-	$(9,507)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended January 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2022

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 1/31/2021	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 1/31/2022	Unrealized Appreciation (Depreciation) at Year end**
Foreign Sovereign Obligations	$45,760	$-	$(49,309)	$628	$(7,323)	$10,244	$-	$-	$-	$-

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 34.98%

Basic Materials - 1.15%

Chemicals - 0.62%
Axalta Coating Systems LLC, 3.375%, Due 2/15/2029A	$40,000	$36,850

Mining - 0.53%
Freeport-McMoRan, Inc.,
5.000%, Due 9/1/2027	25,000	25,882
4.625%, Due 8/1/2030	5,000	5,213

		31,095

Total Basic Materials		67,945

Communications - 3.13%

Internet - 1.04%
Expedia Group, Inc., 4.625%, Due 8/1/2027	30,000	32,655
Match Group Holdings LLC,
4.625%, Due 6/1/2028A	15,000	14,813
4.125%, Due 8/1/2030A	15,000	14,400

		61,868

Media - 1.40%
CCO Holdings LLC / CCO Holdings Capital Corp.,
5.500%, Due 5/1/2026A	12,000	12,285
4.750%, Due 3/1/2030A	15,000	14,850
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.200%, Due 3/15/2028	15,000	15,910
6.384%, Due 10/23/2035	10,000	12,219
3.500%, Due 6/1/2041	5,000	4,492
Comcast Corp.,
2.800%, Due 1/15/2051	5,000	4,468
2.887%, Due 11/1/2051A	5,000	4,527
Sirius XM Radio, Inc., 4.000%, Due 7/15/2028A	15,000	14,513

		83,264

Telecommunications - 0.69%
T-Mobile USA, Inc., 3.875%, Due 4/15/2030	15,000	15,757
Verizon Communications, Inc.,
2.550%, Due 3/21/2031	10,000	9,748
3.550%, Due 3/22/2051	15,000	15,187

		40,692

Total Communications		185,824

Consumer, Cyclical - 2.83%

Airlines - 1.36%
American Airlines Pass Through Trust, 3.950%, Due 1/11/2032, Series B	15,000	14,658
American Airlines, Inc., 11.750%, Due 7/15/2025A	10,000	12,112
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.500%, Due 4/20/2026A	25,000	25,521
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, Due 10/20/2028A	10,000	10,671
United Airlines, Inc., 4.375%, Due 4/15/2026A	18,000	17,867

		80,829

Auto Manufacturers - 0.61%
Ford Motor Credit Co. LLC, 4.271%, Due 1/9/2027	25,000	25,787
General Motors Financial Co., Inc., 3.600%, Due 6/21/2030	10,000	10,254

		36,041

Leisure Time - 0.28%
Carnival Corp., 10.500%, Due 2/1/2026A	15,000	16,845

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 34.98% (continued)

Consumer, Cyclical - 2.83% (continued)

Retail - 0.58%
Lithia Motors, Inc., 3.875%, Due 6/1/2029A	$25,000	$24,562
Target Corp., 2.950%, Due 1/15/2052	10,000	9,813

		34,375

Total Consumer, Cyclical		168,090

Consumer, Non-Cyclical - 5.18%

Biotechnology - 0.15%
Amgen, Inc., 2.800%, Due 8/15/2041	10,000	9,036

Commercial Services - 0.84%
Claremont Mckenna College, 3.775%, Due 1/1/2122	10,000	10,161
Global Payments, Inc., 3.200%, Due 8/15/2029	15,000	15,139
University of Chicago, 2.547%, Due 4/1/2050, Series C	10,000	9,340
University of Southern California, 2.945%, Due 10/1/2051, Series 21A	15,000	15,025

		49,665

Food - 0.85%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC,
5.875%, Due 2/15/2028A	25,000	26,065
3.500%, Due 3/15/2029A	15,000	14,162
Kraft Heinz Foods Co., 3.875%, Due 5/15/2027	10,000	10,383

		50,610

Health Care - Services - 2.30%
AdventHealth Obligated Group, 2.795%, Due 11/15/2051, Series E	10,000	9,324
Catalent Pharma Solutions, Inc., 5.000%, Due 7/15/2027A	25,000	25,575
Centene Corp., 4.625%, Due 12/15/2029	10,000	10,398
Indiana University Health, Inc. Obligated Group, 2.852%, Due 11/1/2051, Series 2021	20,000	19,292
IQVIA, Inc., 5.000%, Due 5/15/2027A	25,000	25,568
Kaiser Foundation Hospitals, 3.002%, Due 6/1/2051, Series 2021	15,000	14,539
Methodist Hospital, 2.705%, Due 12/1/2050, Series 20A	10,000	9,348
Stanford Health Care,
3.027%, Due 8/15/2051	5,000	4,929
3.795%, Due 11/15/2048, Series 2018	10,000	11,248
Tenet Healthcare Corp., 4.625%, Due 7/15/2024	6,000	6,024

		136,245

Pharmaceuticals - 1.04%
Cigna Corp., 3.400%, Due 3/15/2051	10,000	9,571
CVS Health Corp., 4.780%, Due 3/25/2038	15,000	17,333
Horizon Therapeutics USA, Inc., 5.500%, Due 8/1/2027A	25,000	25,906
Merck & Co., Inc., 2.750%, Due 12/10/2051	10,000	9,191

		62,001

Total Consumer, Non-Cyclical		307,557

Energy - 4.32%

Oil & Gas - 2.79%
BP Capital Markets America, Inc.,
3.543%, Due 4/6/2027	10,000	10,562
2.939%, Due 6/4/2051	10,000	8,952
Continental Resources, Inc.
3.800%, Due 6/1/2024	15,000	15,385
4.375%, Due 1/15/2028	30,000	31,634
Ovintiv Exploration, Inc., 5.375%, Due 1/1/2026	15,000	16,376

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 34.98% (continued)

Energy - 4.32% (continued)

Oil & Gas - 2.79% (continued)
Parsley Energy LLC / Parsley Finance Corp.,
5.625%, Due 10/15/2027A	$35,000	$36,575
4.125%, Due 2/15/2028A	15,000	15,300
Viper Energy Partners LP, 5.375%, Due 11/1/2027A	30,000	30,975

		165,759

Pipelines - 1.53%
Boardwalk Pipelines LP, 5.950%, Due 6/1/2026	15,000	16,862
DCP Midstream Operating LP, 5.125%, Due 5/15/2029	25,000	26,487
Energy Transfer LP, 3.750%, Due 5/15/2030	15,000	15,396
MPLX LP, 4.250%, Due 12/1/2027	15,000	16,138
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.875%, Due 2/1/2031	15,000	15,675

		90,558

Total Energy		256,317

Financial - 12.29%

Banks - 5.19%
Bank of America Corp.,
3.419%, Due 12/20/2028, (3-mo. USD LIBOR + 1.040%)B	45,000	46,718
2.676%, Due 6/19/2041, (SOFR + 1.930%)B	10,000	9,111
Citigroup, Inc., 2.666%, Due 1/29/2031, (SOFR + 1.146%)B	20,000	19,615
Goldman Sachs Group, Inc.,
2.640%, Due 2/24/2028, (SOFR + 1.114%)B	10,000	10,012
1.992%, Due 1/27/2032, (SOFR + 1.090%)B	10,000	9,190
JPMorgan Chase & Co.,
1.045%, Due 11/19/2026, (SOFR + 0.800%)B	10,000	9,545
1.953%, Due 2/4/2032, (SOFR + 1.065%)B	15,000	13,899
2.545%, Due 11/8/2032, (SOFR + 1.180%)B	10,000	9,690
Morgan Stanley,
1.512%, Due 7/20/2027, (SOFR + 0.858%)B	10,000	9,591
1.794%, Due 2/13/2032, (SOFR + 1.034%)B	10,000	9,143
2.484%, Due 9/16/2036, (SOFR + 1.360%)B	5,000	4,646
PNC Bank NA,
3.875%, Due 4/10/2025	40,000	42,217
3.250%, Due 1/22/2028	20,000	20,927
Santander Holdings USA, Inc., 4.400%, Due 7/13/2027	10,000	10,658
Truist Bank, 2.636%, Due 9/17/2029, (5-Yr. CMT + 1.150%)B	20,000	20,334
Truist Financial Corp., 4.950%, Due 9/1/2025, Series P, (5-Yr. CMT + 4.605%)B C	25,000	26,460
US Bancorp, 2.491%, Due 11/3/2036, (5-Yr. CMT + 0.950%)B	10,000	9,602
Wells Fargo & Co., 5.875%, Due 6/15/2025, Series U, (3-mo. USD LIBOR + 3.990%)B C	25,000	26,726

		308,084

Diversified Financial Services - 3.29%
Ally Financial, Inc.,
5.750%, Due 11/20/2025	25,000	27,467
4.700%, Due 5/15/2026, Series B, (5-Yr. CMT + 3.868%)B C	15,000	14,830
Capital One Financial Corp.,
2.359%, Due 7/29/2032, (SOFR + 1.337%)B	10,000	9,169
2.618%, Due 11/2/2032, (SOFR + 1.265%)B	10,000	9,596
3.950%, Due 9/1/2026, Series M, (5-Yr. CMT + 3.157%)B C	25,000	24,437
Charles Schwab Corp., 5.375%, Due 6/1/2025, Series G, (5-Yr. CMT + 4.971%)B C	25,000	26,850
Enact Holdings, Inc., 6.500%, Due 8/15/2025A	15,000	15,862
LD Holdings Group LLC, 6.125%, Due 4/1/2028A	15,000	13,369
OneMain Finance Corp., 3.875%, Due 9/15/2028	15,000	13,970
Raymond James Financial, Inc., 3.750%, Due 4/1/2051	10,000	10,522
Rocket Mortgage LLC, 5.250%, Due 1/15/2028A	15,000	15,338

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 34.98% (continued)

Financial - 12.29% (continued)

Diversified Financial Services - 3.29% (continued)
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 3.875%, Due 3/1/2031A	$15,000	$14,044

		195,454

Insurance - 0.92%
Americo Life, Inc., 3.450%, Due 4/15/2031A	10,000	9,522
Aon Corp. / Aon Global Holdings PLC, 2.050%, Due 8/23/2031	10,000	9,388
HUB International Ltd., 7.000%, Due 5/1/2026A	15,000	15,356
Old Republic International Corp., 3.875%, Due 8/26/2026	10,000	10,616
Teachers Insurance & Annuity Association of America, 3.300%, Due 5/15/2050A	10,000	9,850

		54,732

Investment Companies - 0.26%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.250%, Due 5/15/2027	15,000	15,108

Real Estate - 0.08%
Essential Properties LP, 2.950%, Due 7/15/2031	5,000	4,768

REITS - 2.55%
Essex Portfolio LP, 2.550%, Due 6/15/2031	15,000	14,559
Extra Space Storage LP, 2.350%, Due 3/15/2032	5,000	4,691
HAT Holdings I LLC / HAT Holdings II LLC, 3.750%, Due 9/15/2030A	15,000	14,172
Healthcare Realty Trust, Inc., 3.625%, Due 1/15/2028	25,000	26,083
Healthcare Trust of America Holdings LP, 3.100%, Due 2/15/2030	10,000	10,166
Highwoods Realty LP, 3.875%, Due 3/1/2027	14,000	14,979
iStar, Inc., 5.500%, Due 2/15/2026	25,000	25,437
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.750%, Due 2/1/2027	25,000	27,625
Mid-America Apartments LP, 1.700%, Due 2/15/2031	15,000	13,793

		151,505

Total Financial		729,651

Industrial - 2.98%

Aerospace/Defense - 1.98%
Boeing Co.,
4.875%, Due 5/1/2025	10,000	10,766
2.196%, Due 2/4/2026	15,000	14,750
BWX Technologies, Inc., 4.125%, Due 6/30/2028A	15,000	14,794
Kratos Defense & Security Solutions, Inc., 6.500%, Due 11/30/2025A	15,000	15,450
Moog, Inc., 4.250%, Due 12/15/2027A	15,000	15,052
Raytheon Technologies Corp., 4.125%, Due 11/16/2028	5,000	5,454
Spirit AeroSystems, Inc., 5.500%, Due 1/15/2025A	25,000	25,625
TransDigm, Inc., 6.250%, Due 3/15/2026A	15,000	15,450

		117,341

Building Materials - 0.60%
Eagle Materials, Inc., 2.500%, Due 7/1/2031	10,000	9,563
Patrick Industries, Inc., 7.500%, Due 10/15/2027A	25,000	26,250

		35,813

Electronics - 0.32%
Agilent Technologies, Inc., 2.300%, Due 3/12/2031	10,000	9,511
Vontier Corp., 2.400%, Due 4/1/2028	10,000	9,585

		19,096

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 34.98% (continued)

Industrial - 2.98% (continued)

Transportation - 0.08%
Burlington Northern Santa Fe LLC, 2.875%, Due 6/15/2052	$5,000	$4,710

Total Industrial		176,960

Technology - 1.42%

Computers - 0.23%
Apple, Inc., 2.650%, Due 2/8/2051	15,000	13,685

Office/Business Equipment - 0.08%
CDW LLC / CDW Finance Corp., 3.276%, Due 12/1/2028	5,000	4,960

Semiconductors - 0.95%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, Due 1/15/2027	15,000	15,808
Microchip Technology, Inc., 4.250%, Due 9/1/2025	25,000	25,753
ON Semiconductor Corp., 3.875%, Due 9/1/2028A	15,000	14,888

		56,449

Software - 0.16%
Oracle Corp., 3.950%, Due 3/25/2051	10,000	9,445

Total Technology		84,539

Utilities - 1.68%

Electric - 1.68%
Ameren Corp., 1.950%, Due 3/15/2027	10,000	9,832
Duke Energy Indiana LLC, 2.750%, Due 4/1/2050	15,000	13,438
Entergy Corp., 1.900%, Due 6/15/2028	10,000	9,541
FirstEnergy Transmission LLC, 2.866%, Due 9/15/2028A	15,000	14,747
Mid-Atlantic Interstate Transmission LLC, 4.100%, Due 5/15/2028A	25,000	27,024
Southern Co., 4.000%, Due 1/15/2051, Series B, (5-Yr. CMT + 3.733%)B	25,000	25,188

		99,770

Total Utilities		99,770

Total Corporate Obligations (Cost $2,134,982)		2,076,653

FOREIGN CORPORATE OBLIGATIONS - 1.47%

Communications - 0.48%

Telecommunications - 0.48%
Altice France SA, 5.500%, Due 1/15/2028A	30,000	28,617

Energy - 0.16%

Pipelines - 0.16%
TransCanada PipeLines Ltd., 2.500%, Due 10/12/2031	10,000	9,507

Financial - 0.83%

Banks - 0.83%
Bank of Montreal,
0.949%, Due 1/22/2027, (SOFR + 0.603%)B	10,000	9,534
3.803%, Due 12/15/2032, (5-Yr. Semi-Annual USD Swap + 1.432%)B	10,000	10,495
Barclays PLC, 1.007%, Due 12/10/2024, (1-Yr. CMT + 0.800%)B	10,000	9,830
Royal Bank of Canada
2.050%, Due 1/21/2027	10,000	9,894
2.300%, Due 11/3/2031	10,000	9,632

		49,385

Total Financial		49,385

Total Foreign Corporate Obligations (Cost $91,456)		87,509

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2022

	Principal Amount	Fair Value

ASSET-BACKED OBLIGATIONS - 14.31%
American Credit Acceptance Receivables Trust, 0.850%, Due 12/13/2024, 2020 4 BA	$10,000	$9,999
AmeriCredit Automobile Receivables Trust, 0.890%, Due 10/19/2026, 2021 1 C	15,000	14,721
Bayview Opportunity Master Fund Trust, 3.500%, Due 6/28/2057, 2017-SPL5 AA D	28,488	28,758
CAL Funding Ltd., 2.220%, Due 9/25/2045, 2020-1A AA	13,300	13,114
Carvana Auto Receivables Trust, 1.580%, Due 6/12/2028, 2021 N3 D	15,000	14,634
Citicorp Residential Mortgage Trust, 5.096%, Due 3/25/2037, 2007-1 A5E	24,715	24,922
Conseco Finance Corp., 6.280%, Due 9/1/2030, 1998-8 A1	9,757	10,003
Credit Acceptance Auto Loan Trust, 1.260%, Due 4/15/2030, 2021 2A BA	15,000	14,692
Drive Auto Receivables Trust,
2.360%, Due 3/16/2026, 2020 1 C	25,000	25,151
1.420%, Due 3/17/2025, 2020 2 B	22,891	22,945
DT Auto Owner Trust, 2.290%, Due 11/17/2025, 2020 1A CA	25,000	25,203
Exeter Automobile Receivables Trust,
1.320%, Due 7/15/2025, 2020 3A C	15,000	15,039
1.960%, Due 1/17/2028, 2021 4A D	25,000	24,691
GM Financial Automobile Leasing Trust, 2.040%, Due 12/20/2023, 2020 1 C	15,000	15,089
GSAMP Trust, 5.422%, Due 7/25/2033, 2003-SEA2 A1E	26,004	25,420
Hyundai Auto Receivables Trust, 1.660%, Due 6/15/2028, 2021 C C	15,000	14,737
Mid-State Capital Corp. Trust,
5.787%, Due 10/15/2040, 2006-1 AA	50,937	53,517
8.311%, Due 10/15/2040, 2006-1 BA	23,692	26,094
Mid-State Trust, 4.864%, Due 7/15/2038, 11 A1	47,555	48,862
Navient Private Education Loan Trust, 3.910%, Due 12/15/2045, 2016-AA A2AA	35,316	36,506
Navient Private Education Refi Loan Trust,
4.000%, Due 12/15/2059, 2018-DA A2AA	6,881	7,082
1.153%, Due 12/15/2059, 2019 D A2B, (1-mo. USD LIBOR + 1.050%)A B	16,149	16,216
Octane Receivables Trust, 1.210%, Due 9/20/2028, 2021 2A AA	32,136	31,833
Salomon Mortgage Loan Trust, 1.608%, Due 11/25/2033, 2001-CB4 1M1, (1-mo. USD LIBOR + 1.500%)B	29,484	30,857
Santander Drive Auto Receivables Trust,
1.120%, Due 1/15/2026, 2020 3 C	50,000	50,062
1.010%, Due 1/15/2026, 2020 4 C	10,000	9,994
0.750%, Due 2/17/2026, 2021 1 C	15,000	14,955
1.670%, Due 10/15/2027, 2021 4 D	20,000	19,676
Santander Retail Auto Lease Trust, 1.410%, Due 11/20/2025, 2021 B DA	35,000	34,422
ServiceMaster Funding LLC, 2.841%, Due 1/30/2051, 2020-1 A2IA	24,750	23,946
SMB Private Education Loan Trust,
2.820%, Due 10/15/2035, 2017-B A2AA	17,559	17,739
1.290%, Due 7/15/2053, 2020-B A1AA	15,879	15,569
Triton Container Finance LLC, 2.110%, Due 9/20/2045, 2020-1A AA	13,300	13,014
Vantage Data Centers Issuer LLC, 3.188%, Due 7/15/2044, 2019-1A A2A	14,638	14,877
Westlake Automobile Receivables Trust,
2.520%, Due 4/15/2025, 2020 1A CA	15,000	15,165
1.320%, Due 7/15/2025, 2020 2A BA	50,000	50,106
1.240%, Due 11/17/2025, 2020 3A CA	20,000	19,943

Total Asset-Backed Obligations (Cost $860,618)		849,553

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.47%
Bear Stearns ARM Trust, 2.697%, Due 2/25/2035, 2004 12 2A1D	13,667	13,854
Bear Stearns Asset Backed Securities Trust, 5.250%, Due 10/25/2033, 2003 AC5 A5E	13,464	13,792
Brean Asset Backed Securities Trust, 1.750%, Due 10/25/2061, 2021 RM2 AA D	49,541	47,348
Chase Mortgage Finance Corp.,
3.750%, Due 12/25/2045, 2016 SH2 M2A D	20,573	20,673
3.750%, Due 12/25/2045, 2016 SH2 M3A D	41,812	41,885
CHL Mortgage Pass-Through Trust, 5.250%, Due 5/25/2034, 2004 4 A19	23,680	23,960
Finance of America Structured Securities, 3.721%, Due 3/25/2050	35,308	35,364
Greenpoint Mortgage Pass-Through Certificates, 2.450%, Due 10/25/2033, 2003 1 A1D	43,084	44,009
JP Morgan Mortgage Trust,
2.500%, Due 12/25/2051, 2021 INV2 A2A D	39,390	38,624
2.500%, Due 7/25/2052, 2022 1 A3	55,000	53,655

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2022

	Principal Amount	Fair Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.47% (continued)
MASTR Alternative Loan Trust, 6.500%, Due 8/25/2034, 2004 7 3A1	$29,566	$31,217
New Residential Mortgage Loan Trust,
5.524%, Due 11/25/2054, 2014 3A B3A D	29,531	31,241
3.750%, Due 11/26/2035, 2016 2A A1A D	48,730	50,345
Prime Mortgage Trust, 6.000%, Due 2/25/2034, 2004 CL1 1A1	39,069	40,259
RFMSI Trust, 5.500%, Due 12/25/2034, 2004 S9 1A23	16,855	16,523

Total Collateralized Mortgage Obligations (Cost $506,315)		502,749

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 8.85%
Bank,
3.265%, Due 9/15/2060, 2017 BNK7 ASB	50,000	51,762
3.354%, Due 1/15/2063, 2020 BN25 CD	35,000	35,267
1.844%, Due 3/15/2063, 2020 BN28 A4	25,000	23,668
BBCMS Mortgage Trust,
4.441%, Due 2/15/2050, 2017 C1 C	10,000	10,283
2.689%, Due 11/15/2054, 2021 C12 A5	15,000	15,196
Benchmark Mortgage Trust,
1.850%, Due 9/15/2053, 2020 B19 A5	50,000	47,387
2.148%, Due 9/15/2053, 2020 B19 AS	30,000	28,620
2.254%, Due 12/17/2053, 2020 B21 AS	10,000	9,618
Cantor Commercial Real Estate Lending, 3.006%, Due 1/15/2053, 2019 CF3 A4	10,000	10,282
Citigroup Commercial Mortgage Trust, 4.017%, Due 10/10/2047, 2014 GC25 AS	30,000	31,248
COMM Mortgage Trust,
4.300%, Due 10/10/2046, 2013 CR12 AM	10,000	10,283
3.902%, Due 7/10/2050, 2015 PC1 A5	25,000	26,294
2.950%, Due 8/15/2057, 2019 GC44 A5	20,000	20,555
Credit Suisse Mortgage Capital Certificates, 1.536%, Due 5/15/2036, 2019 ICE4 C, (1-mo. USD LIBOR + 1.430%)A B	15,000	14,967
DC Office Trust, 3.072%, Due 9/15/2045, 2019 MTC DA D	10,000	9,551
FRESB Mortgage Trust, 3.300%, Due 7/25/2038, 2018 SB55 A5HD	11,856	12,078
GS Mortgage Securities Trust, 3.173%, Due 2/13/2053, 2020 GC45 ASD	10,000	10,367
JPMBB Commercial Mortgage Securities Trust,
3.822%, Due 7/15/2048, 2015 C30 A5	45,000	47,507
3.559%, Due 7/15/2048, 2015 C30 ASB	44,898	46,102
Velocity Commercial Capital Loan Trust,
4.050%, Due 10/26/2048, 2018 2 AA D	28,443	29,044
4.120%, Due 3/25/2049, 2019 1 M3A D	35,562	35,539

Total Commercial Mortgage-Backed Obligations (Cost $546,069)		525,618

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.68%
Federal National Mortgage Association,
4.500%, Due 7/1/2031	26,788	28,846
2.500%, Due 4/1/2037	23,958	24,322
4.000%, Due 12/1/2043	17,169	18,507
2.500%, Due 12/1/2046	38,254	38,409
Government National Mortgage Association, 3.500%, Due 4/20/2046	46,718	49,107

Total U.S. Agency Mortgage-Backed Obligations (Cost $163,025)		159,191

U.S. TREASURY OBLIGATIONS - 22.02%
U.S. Treasury Notes/Bonds,
0.750%, Due 8/31/2026	127,000	122,262
1.125%, Due 10/31/2026	112,000	109,498
1.250%, Due 12/31/2026	181,000	177,903
0.625%, Due 12/31/2027	160,000	150,312
1.250%, Due 5/31/2028	1,000	971
1.000%, Due 7/31/2028	107,000	102,143
1.375%, Due 11/15/2031	226,000	217,807
1.750%, Due 8/15/2041	113,000	105,408

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2022

	Principal Amount	Fair Value

U.S. TREASURY OBLIGATIONS - 22.02% (continued)
U.S. Treasury Notes/Bonds, (continued)
1.375%, Due 8/15/2050	$109,000	$91,688
1.875%, Due 2/15/2051	127,000	120,561
2.000%, Due 8/15/2051	111,000	108,555

Total U.S. Treasury Obligations (Cost $1,326,399)		1,307,108

MUNICIPAL OBLIGATIONS - 7.28%
Alabama Federal Aid Highway Finance Authority, Revenue Bonds, 2.650%, Due 9/1/2037, Series B	20,000	19,336
California State University Revenue Bonds, 2.939%, Due 11/1/2052, Series B	10,000	9,355
Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes Revenue Bonds, 5.491%, Due 11/1/2039	5,000	6,707
City of Huntington Beach, California Revenue Obligation Bonds, 3.276%, Due 6/15/2040	20,000	19,837
Dallas Area Rapid Transit Revenue Bonds, 2.613%, Due 12/1/2048, Series A	10,000	9,192
District of Columbia Water & Sewer Authority Revenue Bonds, 4.814%, Due 10/1/2114, Series A	10,000	14,176
Great Lakes Water Authority Sewage Disposal System Revenue, 3.506%, Due 7/1/2044, Series A	5,000	5,121
Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Bonds,
5.966%, Due 1/15/2030, Series B2	25,000	29,011
6.116%, Due 1/15/2040, Series B2	10,000	13,573
Kansas Development Finance Authority, Revenue Bonds, 2.774%, Due 5/1/2051, Series K	15,000	14,076
King Sewer Revenue County, 2.841%, Due 7/1/2047	20,000	18,701
Massachusetts School Building Authority Revenue Bonds, 3.395%, Due 10/15/2040, Series B	20,000	20,648
Metropolitan Atlanta Rapid Transit Authority, Georgia Revenue Bonds, 2.680%, Due 7/1/2040, Series B	20,000	19,373
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, 4.879%, Due 12/1/2034, Series B2	35,000	40,557
Oregon State University Revenue Bonds, 3.424%, Due 3/1/2060	25,000	25,628
Palm Springs Financing Authority, California Revenue Bonds, 2.869%, Due 11/1/2034, Series B	15,000	14,765
Riverside, California Revenue Bonds, 3.818%, Due 2/15/2038	10,000	10,808
San Antonio, Texas Electric & Gas Systems Revenue Bonds, 2.905%, Due 2/1/2048	20,000	19,555
San Francisco, California Public Utilities Commission Water Revenue Bonds, 2.825%, Due 11/1/2041, Series E	40,000	38,844
San Jose Financing Authority, California Revenue Bonds,
2.432%, Due 6/1/2033	5,000	4,786
2.812%, Due 6/1/2037	25,000	23,836
State Board of Administration Finance Corp., Florida Revenue Bonds, 2.154%, Due 7/1/2030, Series A	20,000	19,484
Sumter Landing Community Development District, Florida Revenue Bonds, 4.172%, Due 10/1/2047	5,000	5,570
Tucson, Arizona Certificate of Participation, 2.856%, Due 7/1/2047, Series A	15,000	14,498
West Hartford, Connecticut General Obligations Bonds, 2.764%, Due 7/1/2041, Series B	15,000	15,022

Total Municipal Obligations (Cost $446,069)		432,459

TOTAL INVESTMENTS - 100.06% (Cost $6,074,933)		5,940,840
LIABILITIES, NET OF OTHER ASSETS - (0.06%)		(3,756)

TOTAL NET ASSETS - 100.00%		$5,937,084

Percentages are stated as a percent of net assets.

A Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $1,512,364 or 25.47% of net assets. The Fund has no right to demand registration of these securities.

B Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on January 31, 2022.

C Perpetual maturity. The date shown, if any, is the next call date.

D Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2022

E Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at January 31, 2022. The maturity date disclosed represents the final maturity date.

CMT - Constant Maturity Treasury.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing rate.

USD - United States Dollar.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2022, the investments were classified as described below:

NIS Core Plus Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$2,076,653	$-	$2,076,653
Foreign Corporate Obligations	-	87,509	-	87,509
Asset-Backed Obligations	-	849,553	-	849,553
Collateralized Mortgage Obligations	-	502,749	-	502,749
Commercial Mortgage-Backed Obligations	-	525,618	-	525,618
U.S. Agency Mortgage-Backed Obligations	-	159,191	-	159,191
U.S. Treasury Obligations	-	1,307,108	-	1,307,108
Municipal Obligations	-	432,459	-	432,459

Total Investments in Securities - Assets	$-	$5,940,840	$-	$5,940,840

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended January 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2022

	Frontier Markets Income Fund	NIS Core Plus Bond Fund
Assets:
Investments in unaffiliated securities, at fair value†	$465,823,829	$5,940,840
Investments in affiliated securities, at fair value‡	23,538,642	-
Foreign currency, at fair value^	5,955,290	-
Cash	213,114	130,607
Cash collateral held at custodian for the benefit of the broker	310,000	-
Dividends and interest receivable	11,870,045	36,818
Receivable for investments sold	2,802,302	48,635
Receivable for fund shares sold	3,583,360	1,290
Receivable for expense reimbursement (Note 2)	-	194
Unrealized appreciation from forward foreign currency contracts	302,386	-
Prepaid expenses	77,371	24,352

Total assets	514,476,339	6,182,736

Liabilities:
Payable for investments purchased	751,560	127,190
Payable for fund shares redeemed	210,878	-
Dividends payable	-	9,407
Management and sub-advisory fees payable (Note 2)	359,585	2,738
Service fees payable (Note 2)	25,969	145
Transfer agent fees payable (Note 2)	38,015	1,365
Custody and fund accounting fees payable	231,421	15,399
Professional fees payable	115,087	83,234
Trustee fees payable (Note 2)	2,194	26
Payable for prospectus and shareholder reports	18,287	3,654
Unrealized depreciation from forward foreign currency contracts	9,507	-
Other liabilities	39,156	2,494

Total liabilities	1,801,659	245,652

Net assets	$512,674,680	$5,937,084

Analysis of net assets:
Paid-in-capital	$568,015,315	$6,124,434
Total distributable earnings (deficits)A	(55,340,635)	(187,350)

Net assets	$512,674,680	$5,937,084

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2022

	Frontier Markets Income Fund		NIS Core Plus Bond Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class		5,869,077		N/A

Y Class		48,679,771		10,000

Investor Class		6,361,849		N/A

A Class		718,097		10,000

C Class		1,204,763		10,000

R6 Class		N/A		582,925

Net assets:
R5 Class		$47,897,191	$	N/A

Y Class		$397,300,935		$96,859

Investor Class		$51,845,178	$	N/A

A Class		$5,855,674		$96,859

C Class		$9,775,702		$96,860

R6 Class	$	N/A		$5,646,506

Net asset value, offering and redemption price per share:
R5 Class		$8.16	$	N/A

Y Class		$8.16		$9.69

Investor Class		$8.15	$	N/A

A Class		$8.15		$9.69

A Class (offering price)		$8.56		$10.07

C Class		$8.11		$9.69

R6 Class	$	N/A		$9.69

† Cost of investments in unaffiliated securities		$487,913,040		$6,074,933
‡ Cost of investments in affiliated securities		$23,538,642		$-
^ Cost of foreign currency		$6,095,095		$-

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended January 31, 2022

	Frontier Markets Income Fund	NIS Core Plus Bond Fund
Investment income:
Dividend income from affiliated securities (Note 2)	$2,066	$-
Interest income†	41,993,083	134,526

Total investment income	41,995,149	134,526

Expenses:
Management and sub-advisory fees (Note 2)	3,948,137	31,652
Transfer agent fees:
R5 Class (Note 2)	18,586	-
Y Class (Note 2)	363,878	-
Investor Class	3,252	-
A Class	612	-
C Class	728	-
Custody and fund accounting fees	472,439	33,251
Professional fees	169,133	127,216
Registration fees and expenses	106,300	80,508
Service fees (Note 2):
Investor Class	180,360	-
A Class	2,986	-
C Class	9,061	-
Distribution fees (Note 2):
A Class	13,225	248
C Class	101,159	992
Dues and membership fees	-	6,917
Prospectus and shareholder report expenses	40,481	6,537
Trustee fees (Note 2)	31,582	388
Loan expense (Note 9)	2,121	26
Other expenses	32,999	9,722

Total expenses	5,497,039	297,457

Net fees waived and expenses (reimbursed) / recouped (Note 2)	-	(271,174)

Net expenses	5,497,039	26,283

Net investment income	36,498,110	108,243

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(9,158,139)	(27,733)
Foreign currency transactions	(64,521)	-
Forward foreign currency contracts	2,515,747	-
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(6,846,054)	(163,313)
Foreign currency transactions	(136,389)	-
Forward foreign currency contracts	533,381	-

Net (loss) from investments	(13,155,975)	(191,046)

Net increase (decrease) in net assets resulting from operations	$23,342,135	$(82,803)

† Foreign taxes	$1,309,787	$-

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Frontier Markets Income Fund		NIS Core Plus Bond Fund
	Year Ended January 31, 2022	Year Ended January 31, 2021	Year Ended January 31, 2022	September 10, 2020A to January 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$36,498,110	$28,316,799	$108,243	$29,753
Net realized (loss) from investments in unaffiliated securities, foreign currency transactions, and forward foreign currency contracts	(6,706,913)	(27,585,630)	(27,733)	(336)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and forward foreign currency contracts	(6,449,062)	(1,803,266)	(163,313)	29,220

Net increase (decrease) in net assets resulting from operations	23,342,135	(1,072,097)	(82,803)	58,637

Distributions to shareholders:
Total retained earnings:
R5 Class	(4,110,907)	(2,178,866)	-	-
Y Class	(26,861,271)	(8,568,034)	(2,089)	(719)
Investor Class	(3,827,819)	(2,090,969)	-	-
A Class	(393,683)	(112,117)	(1,841)	(620)
C Class	(688,977)	(344,787)	(1,097)	(325)
R6 Class	-	-	(120,517)	(35,976)
Tax return of capital:
R5 Class	-	(2,714,918)	-	-
Y Class	-	(11,565,425)	-	-
Investor Class	-	(1,945,991)	-	-
A Class	-	(177,395)	-	-
C Class	-	(390,538)	-	-

Net distributions to shareholders	(35,882,657)	(30,089,040)	(125,544)	(37,640)

Capital share transactions (Note 10):
Proceeds from sales of shares	216,185,461	169,173,498	507,279	599,492
Reinvestment of dividends and distributions	33,905,524	27,813,744	17,676	355
Cost of shares redeemed	(167,227,928)	(189,396,335)	(368)	-
Redemption fees	126,505	204,986	-	-

Net increase in net assets from capital share transactions	82,989,562	7,795,893	524,587	599,847

Net increase (decrease) in net assets	70,449,040	(23,365,244)	316,240	620,844

Net assets:
Beginning of period	442,225,640	465,590,884	5,620,844	5,000,000	B

End of period	$512,674,680	$442,225,640	$5,937,084	$5,620,844

A Commencement of operations.
B Seed capital.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

January 31, 2022

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of January 31, 2022, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon Frontier Markets Income Fund and American Beacon NIS Core Plus Bond Fund (collectively, the “Funds” and individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund’s performance and may increase costs related to a fund’s use of derivatives.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Funds.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2022

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency

American Beacon FundsSM

Notes to Financial Statements

January 31, 2022

exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Organization and Offering Costs

Organizational costs consist of the costs of forming the NIS Core Plus Bond Fund, drafting the bylaws, administration, custody and transfer agency agreements, and legal services in connection with the initial meeting of trustees, and were expensed immediately as incurred. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement (including the Prospectus and the Statement of Additional Information (“SAI”)), the costs of preparation, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and the amounts of associated filing fees and legal fees associated with the offering. Organizational costs and offering costs are subject to the Fund’s expense limitation agreement discussed in Note 2 and offering costs require amortization over twelve months on a straight-line basis from the commencement of operations. For the year ended January 31, 2022, the Fund recorded $45,205 of amortized offering costs.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Frontier Markets Income Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of this Fund pro-rata based on the net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust

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Notes to Financial Statements

January 31, 2022

enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Aberdeen Asset Managers Limited and Global Evolution USA, LLC for the American Beacon Frontier Markets Income Fund and with National Investment Services of America, LLC for the American Beacon NIS Core Plus Bond Fund. Pursuant to the Investment Advisory Agreements, the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

Aberdeen Asset Managers Limited

All Assets	0.50%

Global Evolution USA, LLC

All Assets	0.50%

National Investment Services of America, LLC

First $1.5 billion	0.20%
Over $1.5 billion	0.18%

The Management and Sub-Advisory Fees paid by the Funds for the year ended January 31, 2022 were as follows:

Frontier Markets Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,641,296
Sub-Advisor Fees	0.50%	2,306,841

Total	0.85%	$3,948,137

NIS Core Plus Bond Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$20,142
Sub-Advisor Fees	0.20%	11,510

Total	0.55%	$31,652

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Notes to Financial Statements

January 31, 2022

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended January 31, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Frontier Markets Income	$357,055
NIS Core Plus Bond	-

As of January 31, 2022, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Frontier Markets Income	$32,779
NIS Core Plus Bond	8

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a January 31, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	January 31, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	January 31, 2022 Fair Value
U.S. Government Money Market Select Fund	Direct	Frontier Markets Income	$23,538,642	$-	$-	$2,066	$23,538,642

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January 31, 2022

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended January 31, 2022, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Frontier Markets Income	$22,063

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended January 31, 2022, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through May 31, 2022, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended January 31, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	2/1/2021 – 1/31/2022	Reimbursed Expenses	(Recouped) Expenses
Frontier Markets Income	R5	N/A	$-	$-		2024-2025
Frontier Markets Income	Y	N/A	-	-		2024-2025
Frontier Markets Income	Investor	N/A	-	-		2024-2025
Frontier Markets Income	A	N/A	-	(1,071	)*	2024-2025
Frontier Markets Income	C	N/A	-	-		2024-2025
NIS Core Plus Bond	Y	0.53%	5,440	(907	)*	2024-2025
NIS Core Plus Bond	A	0.78%	5,464	(932	)*	2024-2025
NIS Core Plus Bond	C	1.53%	5,473	(942	)*	2024-2025
NIS Core Plus Bond	R6	0.43%	254,797	-		2024-2025

*	These amounts represent Recouped Expenses from prior fiscal years and are reflected in Total Expense on the Statements of Operations.

Of the above amounts, $194 was disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at January 31, 2022 for the NIS Core Plus Bond Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the

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Notes to Financial Statements

January 31, 2022

Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024 and 2025. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Frontier Markets Income	$1,071	$-	$-	2021-2022
NIS Core Plus Bond	2,781	211,375	-	2023-2024

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended January 31, 2022, RID collected $2,497 for Frontier Markets Income Fund from the sale of A Class Shares. There were no sales charges collected for A Class Shares of NIS Core Plus Bond Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended January 31, 2022, there were no CDSC fees collected for the A Class Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended January 31, 2022, CDSC fees of $92 were collected for the C Class Shares of Frontier Markets Income Fund. There were no CDSC fees collected for the Class C Shares of NIS Core Plus Bond Fund.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of January 31, 2022, one account has been identified as representing an affiliated significant ownership of approximately 82% for the NIS Core Plus Bond Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be

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Notes to Financial Statements

January 31, 2022

compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000. Effective January 1, 2022, the annual retainer will increase to $130,000.

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives

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Notes to Financial Statements

January 31, 2022

rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements

January 31, 2022

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as foreign currency contracts and structured notes, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Asset-Backed Securities (“ABS”)

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables, home equity loans, and student loans, which pass through the payments on

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Notes to Financial Statements

January 31, 2022

the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables or credit card receivables. The NIS Core Plus Bond Fund is permitted to invest in ABS, subject to the Fund’s rating and quality requirements.

The value of an ABS is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of ABS are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the ABS’s par value. Value is also affected if any credit enhancement has been exhausted.

Commercial Mortgage-Backed Securities (“CMBS”)

CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real estate property. CMBS are generally multi-class or passthrough securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. CMBS may be structured with multiple tranches, with subordinate tranches incurring greater risk of loss in exchange for a greater yield. The commercial mortgage loans that underlie CMBS often are structured so that a substantial portion of the loan principal, rather than being amortized over the loan term, is instead payable at maturity (as a “balloon payment”). Repayment of a significant portion of loan principal thus often depends upon the future availability of real estate financing (to refinance the loan) and/or upon the value and sale ability of the real estate at the relevant time. If borrowers are not able or willing to refinance or dispose of the encumbered property to pay the principal and interest owed on such mortgage loans, payments on the related CMBS (particularly subordinated classes of CMBS) will likely be adversely affected. The ultimate extent of the loss, if any, may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure of the mortgage encumbering the property and subsequent liquidation of the property, which can be costly and delayed by litigation and/or bankruptcy.

Collateralized Mortgage Obligations (“CMO”)

CMOs and interests in real estate mortgage investment conduits are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage passthrough securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association (“FNMA”), a government-sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corp (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A Real Estate Mortgage Investment Conduit (“REMIC”), is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

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Notes to Financial Statements

January 31, 2022

Credit-Linked Notes

The Frontier Markets Income Fund may invest in credit-linked notes (“CLNs”). CLNs are derivative debt obligations that are issued by limited purpose entities, such as Special Purpose Vehicles (“SPVs”), or by financial firms, such as banks, securities firms or their affiliates. They are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. The reference assets for the CLNs in which the Fund may invest will be limited to sovereign or quasi-sovereign debt instruments or other investments in which the Fund’s investment policies permit it to invest directly. The Fund may invest in CLNs when the Fund’s Sub-Advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.

The issuer or one of the affiliates of the issuer of the CLNs in which the Fund will invest, normally will purchase the reference asset underlying the CLN directly, but in some cases it may gain exposure to the reference asset through a credit default swap or other derivative. Under the terms of a CLN, the Fund will receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a “credit event” occurs with respect to the underlying reference asset or its issuer. Such credit events will include payment defaults on the reference asset, and normally will also include events that do not involve an actual default, such as actual or potential insolvencies, repudiations of indebtedness, moratoria on payments, reference asset restructurings, limits on the convertibility or repatriation of currencies, and the imposition of ownership restrictions. If a credit event occurs, payments on the CLN would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable “deliverable” asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer.

CLNs are debt obligations of the CLN issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets. Thus, the Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLNs, as well as to the credit risk of the issuers of the CLNs themselves. CLNs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of a credit default swap. Various determinations that may need to be made with respect to the CLNs, including the occurrence of a credit event, the selection of deliverable assets (where applicable) and the valuation of the reference asset for purposes of determining any cash settlement amount, normally will be made by the issuer or sponsor of the CLN. The interests of such issuer or sponsor may not be aligned with those of the Fund or other investors in the CLN. Accordingly, CLNs may also be subject to potential conflicts of interest. There may be no established trading market for the Fund’s CLNs, in which event they may constitute illiquid investments.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of

American Beacon FundsSM

Notes to Financial Statements

January 31, 2022

falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage-backed securities (“MBS”) and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Frontier and Emerging Market Investments

The Funds may invest in the securities and derivatives with exposure to various countries with emerging capital markets. Investments in the securities and derivatives with exposure to countries with emerging capital markets involve significantly higher risks not involved in investments in securities in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.

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Notes to Financial Statements

January 31, 2022

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the sub-advisor will carefully monitor a Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Restricted securities outstanding during the year ended January 31, 2022 are disclosed in the Notes to the Schedules of Investments.

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Notes to Financial Statements

January 31, 2022

Inflation-Indexed Linked Securities

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Municipal Securities

Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, and revenue obligations. The NIS Core Plus Bond Fund may invest in municipal securities the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt”), as well as municipal securities the interest on which is taxable. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund. General obligation bonds are secured by the pledge of the issuer’s full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government. Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit and thus interest thereon may become taxable if the lease is assigned. If funds are not appropriated for the following year’s lease payments, a lease may terminate with the possibility of default on the lease obligation. Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations. Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If a Fund invests in money

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Notes to Financial Statements

January 31, 2022

market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Real Estate Related Investments

A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of a Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Funds investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of a Funds portfolio. A Fund will indirectly bear a proportionate share of a REIT’s ongoing operating fees and expense. In addition, a REIT is subject to the possibility of failing to (a) qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code and (b) maintain exemption eligibility from Investment Company Act registration requirements.

Sovereign and Quasi-Sovereign Government and Supranational Debt

The Funds can invest in debt securities issued or guaranteed by foreign governments and their political subdivisions or agencies which involve special risks. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

Supranational entities may also issue debt securities. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

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Notes to Financial Statements

January 31, 2022

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

U.S. Agency Obligations - Federal National Mortgage Association (“FNMA”)

FNMA Guaranteed Mortgage Pass-Through Certificates or Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the

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Notes to Financial Statements

January 31, 2022

cash value of the securities or the securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Non-Deliverable Forward (“NDF”) currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

During the year ended January 31, 2022, the Frontier Markets Income Fund entered into forward foreign currency contracts primarily for taking exposure to foreign currencies or return enhancement and hedging foreign currency fluctuations.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended January 31, 2022
Fund	Purchased Contracts	Sold Contracts
Frontier Markets Income	$4,535,777	$30,462,566

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$302,386	$-	$-	$-	$302,386

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(9,507)	$-	$-	$-	$(9,507)

The effect of financial derivative instruments on the Statements of Operations as of January 31, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$2,515,747	$-	$-	$-	$2,515,747

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$533,381	$-	$-	$-	$533,381

(1) See Note 3 in the Notes to Financial Statements for additional information.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple counterparties and have

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Notes to Financial Statements

January 31, 2022

elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, January 31, 2022.

Frontier Markets Income Fund

Offsetting of Financial and Derivative Assets as of January 31, 2022:
	Assets	Liabilities
Forward Foreign Currency Contracts	$302,386	$9,507

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$302,386	$9,507

Total derivative assets and liabilities subject to an MNA	$302,386	$9,507

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of January 31, 2022:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount
Deutsche Bank AG	$189,872	$-	$-	$-	$189,872
State Street Bank & Trust Co.	109,352	-	-	-	109,352
UBS AG	3,162	(3,162)	-	-	-

Total	$302,386	$(3,162)	$-	$-	$299,224

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount
UBS AG	$9,507	$(3,162)	$-	$-	$6,345

Total	$9,507	$(3,162)	$-	$-	$6,345

(1) The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, interest rate risk, prepayment risk and extension risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. A Collateralized Mortgage Obligation (“CMO”) is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal on CMOs is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by government agencies, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. Commercial mortgage-backed securities (“CMBS”) include securities that reflect an

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Notes to Financial Statements

January 31, 2022

interest in, and are secured by, mortgage loans on commercial real property. CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. CMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, a Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, may fail, or become less able, to make timely payments of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Funds may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and may make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since a Fund can invest significantly in high yield investments that are considered speculative in nature, this risk maybe substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of a Fund’s securities, could affect a Fund’s performance.

Currency Risk

The Funds may have exposure to foreign currencies by using various instruments described below. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in non-U.S. currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, non-U.S. currencies.

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Custody Risk

The Funds may invest in markets that are less developed than those in the U.S., which may expose the Funds to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in frontier and emerging markets may be subject to greater custody risks than investments in more developed markets.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those securities. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for a Fund, a Fund could lose money. In addition, leverage embedded in a derivative instrument can expose a Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit). There may also be material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment, for example, where a Fund may be called upon to deliver a security it does not own. As a result, a Fund could lose more than the amount it invests. Derivatives may at times be illiquid and may be more volatile than other types of investments. A Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Certain derivatives may also be difficult to value, and valuation may be more difficult in times of market turmoil.

A Fund may buy or sell derivatives not traded on organized exchanges. A Fund may also enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, a Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Certain derivatives require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it maybe disadvantageous to do so. A Fund’s use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may not be available in all circumstances, and there can be no assurance that a Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a sub-advisor may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had a Fund not used the hedging instruments. A Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation may make derivatives more costly,

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January 31, 2022

may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Environmental, Social, and/or Governance Investing Risk

The Frontier Markets Income Fund’s incorporation of environmental, social and/or governance (“ESG”) considerations in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Frontier Markets Risk

Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of (1) the potential for extreme price volatility and illiquidity in frontier markets; (2) government ownership or control of parts of the private sector or other protectionist measures; (3) large currency fluctuations; (4) fewer companies and investment opportunities; or (5) inadequate investor protections and regulatory enforcement. In certain frontier and emerging markets, fraud and corruption may be more prevalent than in developed market countries. Investments that the Fund holds may be exposed to these risks, which could have a negative impact on their value. Additional risks of frontier market securities may include: greater political instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund is exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater risk of default (by both government and private issuers); more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; less developed legal systems; inability to purchase and sell investments or otherwise settle security or derivative

American Beacon FundsSM

Notes to Financial Statements

January 31, 2022

transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Funds’ fixed-income investments typically will fall when interest rates rise. The Funds may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. As of the date of this Prospectus, interest rates are historically low. During periods of very low or negative interest rates, the Funds may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Funds are exposed to such interest rates. To the extent the Funds hold an investment with a negative interest rate to maturity, the Funds would generate a negative return on that investment. Conversely, in the future, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Funds.

Leverage Risk

The Funds’ use of futures, forward foreign currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Funds’ exposure to an asset or class of assets and may cause the Funds’ NAV to be volatile.

LIBOR Risk

Certain of the instruments identified in a Fund’s principal investment strategies have variable or floating coupon rates that are based on LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. LIBOR is produced daily by averaging the rates reported by a number of banks and may be a significant factor in determining a Fund’s payment obligations under a derivative instrument, the cost of financing to a Fund, or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s performance. Arrangements are underway to phase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on a Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risks to a Fund.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2022

Financial industry groups have begun planning for a transition to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unavailable by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such methodologies. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for a Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, any of the effects described above could occur prior to the official phasing out of LIBOR.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to experience a loss

American Beacon FundsSM

Notes to Financial Statements

January 31, 2022

or difficulty in selling investments to meet redemption requests by shareholders and may increase a Fund’s portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Risk

Funds that invest in high-yield, and, or has exposure to foreign securities through the derivatives it holds, are particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Funds may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. If a Fund trades foreign securities, it generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Funds’ calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Funds price its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Municipal Securities Risk

The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund’s municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get

American Beacon FundsSM

Notes to Financial Statements

January 31, 2022

worse. Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market.

Other Investment Companies Risk

To the extent that the Funds invest in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses. If the Funds invest in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time.

The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2022

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve is anticipated to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Funds may experience periods of heavy redemptions that could cause the Funds to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Funds, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Funds’ performance. This risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Funds to have to distribute substantial capital gains.

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Funds may have limited recourse in the event of a default. In addition, these investments are

American Beacon FundsSM

Notes to Financial Statements

January 31, 2022

subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Funds hold securities of such issuers, it might not be able to recover its investment from the U.S. Government. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

U.S. Treasury Obligations Risk

The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S.government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shut down, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules an applicable accounting protocols may require a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive

American Beacon FundsSM

Notes to Financial Statements

January 31, 2022

fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Variable and Floating Rate Securities Risk

The coupons on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a RIC, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended January 31, 2022 for the Frontier Markets Income Fund and the tax years in the two year period ended January 31, 2022 for NIS Core Plus Bond Fund remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, Management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2022

The tax character of distributions paid were as follows:

	Frontier Markets Income Fund		NIS Core Plus Bond Fund
	Year Ended January 31, 2022	Year Ended January 31, 2021	Year Ended January 31, 2022	From September 10, 2020A to January 31, 2021
Distributions paid from:
Ordinary income*
R5 Class	$4,110,907	$2,178,866	$-	$-
Y Class	26,861,271	8,568,034	2,089	719
Investor Class	3,827,819	2,090,969	-	-
A Class	393,683	112,117	1,841	620
C Class	688,977	344,787	1,097	325
R6 Class	-	-	120,517	35,976
Return of capital
R5 Class	-	2,714,918	-	-
Y Class	-	11,565,425	-	-
A Class	-	1,945,991	-	-
C Class	-	177,395	-	-
R6 Class	-	390,538	-	-

Total distributions paid	$35,882,657	$30,089,040	$125,544	$37,640

A Commencement of operations.

*For tax purposes, short-term capital gains are considered ordinary income distributions.

As of January 31, 2022, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Frontier Markets Income	$513,128,252	$15,470,221	$(39,506,398)	$(24,036,177)
NIS Core Plus Bond	6,092,705	5,567	(157,432)	(151,865)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Frontier Markets Income	$(24,036,177)	$-	$-	$(31,304,457)	$(1)	$(55,340,635)
NIS Core Plus Bond	(151,865)	10,073	-	(36,151)	(9,407)	(187,350)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the tax deferral of late year losses, unused capital losses, premium amortization accruals, the tax deferral of losses from straddles, dividends payable, interest income recognized for tax purposes on defaulted bonds, and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from taxable overdistributions as of January 31, 2022:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Frontier Markets Income	$(230,887)	$230,887
NIS Core Plus Bond	-	-

American Beacon FundsSM

Notes to Financial Statements

January 31, 2022

For federal income tax purposes, the Funds measure their capital loss carryforwards annually at January 31, their fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of January 31, 2022, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Frontier Markets Income	$6,817,275	$23,400,243
NIS Core Plus Bond	35,009	1,142

The Funds are permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Funds’ fiscal year end, January 31, 2022. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the end of the Funds’ fiscal year, January 31, 2022. For the year ended January 31, 2022, Frontier Markets Income Fund deferred $1,086,939 in ordinary loss to February 1, 2022.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended January 31, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Frontier Markets Income	$245,060,231	$-	$165,708,568	$-
NIS Core Plus Bond	4,062,022	4,518,091	2,975,788	4,223,718

A summary of the Funds’ transactions in the USG Select Fund for the year ended January 31, 2022 were as follows:

Fund	Type of Transaction	January 31, 2021 Shares/Fair Value	Purchases	Sales	January 31, 2022 Shares/Fair Value
Frontier Markets Income	Direct	$21,797,791	$293,316,570	$291,575,719	$23,538,642

9.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on

American Beacon FundsSM

Notes to Financial Statements

January 31, 2022

each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date of November 10, 2021.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net asset.

During the year ended January 31, 2022, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended January 31, 2022		Year Ended January 31, 2021
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	1,736,728	$14,517,675	2,226,440	$18,111,134
Reinvestment of dividends	301,639	2,517,293	358,726	2,896,472
Shares redeemed	(4,217,151)	(35,098,537)	(2,613,517)	(20,961,587)
Redemption fees	-	12,463	-	33,383

Net increase (decrease) in shares outstanding	(2,178,784)	$(18,051,106)	(28,351)	$79,402

	Y Class
	Year Ended January 31, 2022		Year Ended January 31, 2021
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	21,396,209	$179,081,861	15,645,370	$127,354,015
Reinvestment of dividends	3,183,863	26,587,733	2,472,633	19,998,123
Shares redeemed	(13,080,705)	(109,057,836)	(15,330,738)	(120,391,525)
Redemption fees	-	96,927	-	132,485

Net increase in shares outstanding	11,499,367	$96,708,685	2,787,265	$27,093,098

	Investor Class
	Year Ended January 31, 2022		Year Ended January 31, 2021
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	2,327,011	$19,468,870	2,632,209	$21,210,984
Reinvestment of dividends	449,412	3,748,791	490,818	3,963,944
Shares redeemed	(2,345,620)	(19,601,985)	(5,523,028)	(44,013,522)
Redemption fees	-	13,145	-	31,278

Net increase (decrease) in shares outstanding	430,803	$3,628,821	(2,400,001)	$(18,807,316)

	A Class
	Year Ended January 31, 2022		Year Ended January 31, 2021
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	252,687	$2,123,367	219,706	$1,801,226
Reinvestment of dividends	45,528	379,950	32,528	262,886
Shares redeemed	(138,758)	(1,159,144)	(177,763)	(1,425,551)
Redemption fees	-	1,456	-	1,926

Net increase in shares outstanding	159,457	$1,345,629	74,471	$640,487

	C Class
	Year Ended January 31, 2022		Year Ended January 31, 2021
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	118,977	$993,688	83,676	$696,139
Reinvestment of dividends	80,821	671,757	86,145	692,319
Shares redeemed	(278,210)	(2,310,426)	(320,231)	(2,604,150)
Redemption fees	-	2,514	-	5,914

Net (decrease) in shares outstanding	(78,412)	$(642,467)	(150,410)	$(1,209,778)

American Beacon FundsSM

Notes to Financial Statements

January 31, 2022

Y Class
	Year Ended January 31, 2022		September 10, 2020A to January 31, 2021
NIS Core Plus Bond Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	-	B	$-	B
Reinvestment of dividends	-	-	-		-
Shares redeemed	-	-	-		-
Redemption fees	-	-	-		-

Net increase (decrease) in shares outstanding	-	$-	-		$-

A Class
	Year Ended January 31, 2022		September 10, 2020A to January 31, 2021
NIS Core Plus Bond Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	-	B	$-	B
Reinvestment of dividends	-	-	-		-
Shares redeemed	-	-	-		-
Redemption fees	-	-	-		-

Net increase (decrease) in shares outstanding	-	$-	-		$-

C Class
	Year Ended January 31, 2022		September 10, 2020A to January 31, 2021
NIS Core Plus Bond Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	-	B	$-	B
Reinvestment of dividends	-	-	-		-
Shares redeemed	-	-	-		-
Redemption fees	-	-	-		-

Net increase (decrease) in shares outstanding	-	$-	-		$-

R6 Class
	Year Ended January 31, 2022		September 10, 2020A to January 31, 2021
NIS Core Plus Bond Fund	Shares	Amount	Shares		Amount
Shares sold	51,485	$507,279	59,656	B	$599,492	B
Reinvestment of dividends	1,786	17,676	35		355
Shares redeemed	(37)	(368)	-		-
Redemption fees	-	-	-		-

Net increase in shares outstanding	53,234	$524,587	59,691		$599,847

A Commencement of operations.

B Seed capital was received on September 10, 2020 in the amount of $100,000 for the Y Class, $100,000 for the A Class, $100,000 for the C class and $4,700,000 for the R6 Class. As a result, shares were issued in the amount of 10,000 for the Y Class, 10,000 for the A Class, 10,000 for the C class and 470,000 for the R6 Class.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Subsequent to January 31, 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of this military action, resulting sanctions and resulting future market disruptions in the region and around the world are impossible to predict, but could be significant and have a severe adverse effect on the region and around the world, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. The invasion of Ukraine by Russia has increased valuation, liquidity and market risks for securities issued by Ukraine and Belarus, and to a lesser extent, most global markets. As of the date of this report the resolution of this event, and the potential impact on the Frontier Markets Income Fund, continues to be uncertain.

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended January 31,
	2022	2021		2020		2019B		2018

Net asset value, beginning of period	$8.34	$8.83		$8.68		$9.62		$8.96

Income (loss) from investment operations:
Net investment income	0.68	0.57		0.76		0.80		0.77
Net gains (losses) on investments (both realized and unrealized)	(0.20)	(0.45)		0.15		(0.96)		0.61

Total income (loss) from investment operations	0.48	0.12		0.91		(0.16)		1.38

Less distributions:
Dividends from net investment income	(0.66)	(0.27)		(0.74)		(0.78)		(0.72)
Distributions from net realized gains	-	-		-		-		-
Tax return of capital	-	(0.34	)C	(0.02	)C	-		-

Total distributions	(0.66)	(0.61)		(0.76)		(0.78)		(0.72)

Redemption fees added to beneficial interestsD	-	-		-		-		-

Net asset value, end of period	$8.16	$8.34		$8.83		$8.68		$9.62

Total returnE	5.80%	1.90%		11.00%		(1.58)%		15.92%

Ratios and supplemental data:
Net assets, end of period	$47,897,191	$67,157,974		$71,344,608		$62,523,243		$67,653,731
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.06%	1.09%		1.11%		1.20%		1.17%
Expenses, net of reimbursements and/or recoupments	1.06%	1.09%		1.16	%F	1.17	%F	1.15%
Net investment income, before expense reimbursements and/or recoupments	7.79%	7.09%		8.92%		8.87%		9.04%
Net investment income, net of reimbursements and/or recoupments	7.79%	7.09%		8.87%		8.90%		9.06%
Portfolio turnover rate	39%	54%		39%		21%		22%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.
C	Tax return of capital is calculated based on shares outstanding at the time of distribution.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.15% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,
	2022	2021		2020		2019A		2018

Net asset value, beginning of period	$8.35	$8.84		$8.68		$9.63		$8.97

Income (loss) from investment operations:
Net investment income	0.65	0.58		0.77		0.74		0.79
Net gains (losses) on investments (both realized and unrealized)	(0.19)	(0.46)		0.14		(0.92)		0.58

Total income (loss) from investment operations	0.46	0.12		0.91		(0.18)		1.37

Less distributions:
Dividends from net investment income	(0.65)	(0.27)		(0.73)		(0.77)		(0.71)
Distributions from net realized gains	-	-		-		-		-
Tax return of capital	-	(0.34	)B	(0.02	)B	-		-

Total distributions	(0.65)	(0.61)		(0.75)		(0.77)		(0.71)

Redemption fees added to beneficial interestsC	-	-		-		-		-

Net asset value, end of period	$8.16	$8.35		$8.84		$8.68		$9.63

Total returnD	5.61%	1.85%		11.08%		(1.76)%		15.83%

Ratios and supplemental data:
Net assets, end of period	$397,300,935	$310,325,331		$303,866,061		$151,728,470		$79,007,953
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.13%	1.14%		1.19%		1.29%		1.25%
Expenses, net of reimbursements and/or recoupments	1.13%	1.14%		1.22	%E	1.27	%E	1.25%
Net investment income, before expense reimbursements and/or recoupments	7.86%	7.13%		9.11%		8.79%		8.94%
Net investment income, net of reimbursements and/or recoupments	7.86%	7.13%		9.08%		8.80%		8.94%
Portfolio turnover rate	39%	54%		39%		21%		22%

A	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.21% and 1.25% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,
	2022	2021		2020		2019A		2018

Net asset value, beginning of period	$8.33	$8.82		$8.67		$9.61		$8.95

Income (loss) from investment operations:
Net investment income	0.62	0.57		0.73		0.74		0.78
Net gains (losses) on investments (both realized and unrealized)	(0.17)	(0.47)		0.15		(0.93)		0.57

Total income (loss) from investment operations	0.45	0.10		0.88		(0.19)		1.35

Less distributions:
Dividends from net investment income	(0.63)	(0.27)		(0.71)		(0.75)		(0.69)
Distributions from net realized gains	-	-		-		-		-
Tax return of capital	-	(0.32	)B	(0.02	)B	-		-

Total distributions	(0.63)	(0.59)		(0.73)		(0.75)		(0.69)

Redemption fees added to beneficial interestsC	-	-		-		-		-

Net asset value, end of period	$8.15	$8.33		$8.82		$8.67		$9.61

Total returnD	5.47%	1.56%		10.71%		(1.94)%		15.59%

Ratios and supplemental data:
Net assets, end of period	$51,845,178	$49,433,819		$73,505,036		$48,475,727		$41,560,845
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.38%	1.42%		1.47%		1.52%		1.41%
Expenses, net of reimbursements and/or recoupments	1.38%	1.42%		1.45	%E	1.52	%E	1.51%
Net investment income, before expense reimbursements and/or recoupments	7.50%	6.77%		8.77%		8.57%		8.73%
Net investment income, net of reimbursements and/or recoupments	7.50%	6.77%		8.79%		8.57%		8.64%
Portfolio turnover rate	39%	54%		39%		21%		22%

A	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.44% and 1.50% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended January 31,
	2022	2021		2020		2019A		2018

Net asset value, beginning of period	$8.34	$8.83		$8.65		$9.62		$8.96

Income (loss) from investment operations:
Net investment income	0.61	0.54		0.72		0.75		0.81
Net gains (losses) on investments (both realized and unrealized)	(0.17)	(0.45)		0.18		(0.98)		0.53

Total income (loss) from investment operations	0.44	0.09		0.90		(0.23)		1.34

Less distributions:
Dividends from net investment income	(0.63)	(0.25)		(0.70)		(0.74)		(0.68)
Distributions from net realized gains	-	-		-		-		-
Tax return of capital	-	(0.33	)B	(0.02	)B	-		-

Total distributions	(0.63)	(0.58)		(0.72)		(0.74)		(0.68)

Redemption fees added to beneficial interestsC	-	-		-		-		-

Net asset value, end of period	$8.15	$8.34		$8.83		$8.65		$9.62

Total returnD	5.32%	1.50%		10.89%		(2.31)%		15.51%

Ratios and supplemental data:
Net assets, end of period	$5,855,674	$4,657,416		$4,275,426		$3,200,206		$3,726,687
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.36%	1.55%		1.49%		1.53%		1.48%
Expenses, net of reimbursements and/or recoupments	1.36%	1.55%		1.41	%E	1.71	%E	1.55%
Net investment income, before expense reimbursements and/or recoupments	7.62%	6.65%		8.53%		8.49%		8.65%
Net investment income, net of reimbursements and/or recoupments	7.62%	6.65%		8.61%		8.30%		8.58%
Portfolio turnover rate	39%	54%		39%		21%		22%

A	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.40% and 1.69% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,
	2022	2021		2020		2019A		2018

Net asset value, beginning of period	$8.30	$8.79		$8.64		$9.58		$8.93

Income (loss) from investment operations:
Net investment income	0.56	0.49		0.68		0.68		0.65
Net gains (losses) on investments (both realized and unrealized)	(0.18)	(0.45)		0.14		(0.95)		0.62

Total income (loss) from investment operations	0.38	0.04		0.82		(0.27)		1.27

Less distributions:
Dividends from net investment income	(0.57)	(0.24)		(0.65)		(0.67)		(0.62)
Distributions from net realized gains	-	-		-		-		-
Tax return of capital	-	(0.29	)B	(0.02	)B	-		-

Total distributions	(0.57)	(0.53)		(0.67)		(0.67)		(0.62)

Redemption fees added to beneficial interestsC	-	-		-		-		-

Net asset value, end of period	$8.11	$8.30		$8.79		$8.64		$9.58

Total returnD	4.58%	0.83%		9.94%		(2.74)%		14.66%

Ratios and supplemental data:
Net assets, end of period	$9,775,702	$10,651,100		$12,599,753		$10,283,443		$8,398,773
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.12%	2.14%		2.18%		2.28%		2.29%
Expenses, net of reimbursements and/or recoupments	2.12%	2.14%		2.19	%E	2.33	%E	2.30%
Net investment income, before expense reimbursements and/or recoupments	6.75%	6.09%		7.96%		7.79%		7.81%
Net investment income, net of reimbursements and/or recoupments	6.75%	6.09%		7.95%		7.75%		7.81%
Portfolio turnover rate	39%	54%		39%		21%		22%

A	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 2.17% and 2.30% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,		September 10, 2020A to January 31,
	2022		2021

Net asset value, beginning of period	$10.04		$10.00

Income (loss) from investment operations:
Net investment income	0.18		0.06
Net gains (losses) on investments (both realized and unrealized)	(0.32)		0.05

Total income (loss) from investment operations	(0.14)		0.11

Less distributions:
Dividends from net investment income	(0.21)		(0.06)
Distributions from net realized gains	-		(0.01)

Total distributions	(0.21)		(0.07)

Net asset value, end of period	$9.69		$10.04

Total returnB	(1.43)%		1.12	%C

Ratios and supplemental data:
Net assets, end of period	$96,859		$100,422
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	6.02	%E	15.81	%D E
Expenses, net of reimbursements and/or recoupments	0.53%		0.53	%D
Net investment (loss), before expense reimbursements and/or recoupments	(3.68	)%E	(13.85	)%D E
Net investment income, net of reimbursements and/or recoupments	1.81%		1.43	%D
Portfolio turnover rate	127%		103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended January 31,		September 10, 2020A to January 31,
	2022		2021

Net asset value, beginning of period	$10.04		$10.00

Income (loss) from investment operations:
Net investment income	0.15		0.05
Net gains (losses) on investments (both realized and unrealized)	(0.32)		0.05

Total income (loss) from investment operations	(0.17)		0.10

Less distributions:
Dividends from net investment income	(0.18)		(0.05)
Distributions from net realized gains	-		(0.01)

Total distributions	(0.18)		(0.06)

Net asset value, end of period	$9.69		$10.04

Total returnB	(1.68)%		1.02	%C

Ratios and supplemental data:
Net assets, end of period	$96,859		$100,424
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	6.29	%E	16.22	%D E
Expenses, net of reimbursements and/or recoupments	0.78%		0.78	%D
Net investment (loss), before expense reimbursements and/or recoupments	(3.95	)%E	(14.26	)%D E
Net investment income, net of reimbursements and/or recoupments	1.56%		1.18	%D
Portfolio turnover rate	127%		103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,		September 10, 2020A to January 31,
	2022		2021

Net asset value, beginning of period	$10.04		$10.00

Income (loss) from investment operations:
Net investment income	0.08		0.02
Net gains (losses) on investments (both realized and unrealized)	(0.32)		0.05

Total income (loss) from investment operations	(0.24)		0.07

Less distributions:
Dividends from net investment income	(0.11)		(0.02)
Distributions from net realized gains	-		(0.01)

Total distributions	(0.11)		(0.03)

Net asset value, end of period	$9.69		$10.04

Total returnB	(2.41)%		0.72	%C

Ratios and supplemental data:
Net assets, end of period	$96,860		$100,424
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	7.05	%E	16.93	%D E
Expenses, net of reimbursements and/or recoupments	1.53%		1.53	%D
Net investment (loss), before expense reimbursements and/or recoupments	(4.71	)%E	(14.97	)%D E
Net investment income, net of reimbursements and/or recoupments	0.81%		0.43	%D
Portfolio turnover rate	127%		103%[c]

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended January 31,		September 10, 2020A to January 31,
	2022		2021

Net asset value, beginning of period	$10.04		$10.00

Income from investment operations:
Net investment income	0.19		0.06
Net gains (losses) on investments (both realized and unrealized)	(0.32)		0.06

Total income (loss) from investment operations	(0.13)		0.12

Less distributions:
Dividends from net investment income	(0.22)		(0.07)
Distributions from net realized gains	-		(0.01)

Total distributions	(0.22)		(0.08)

Net asset value, end of period	$9.69		$10.04

Total returnB	(1.33)%		1.16	%C

Ratios and supplemental data:
Net assets, end of period	$5,646,506		$5,319,574
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	5.10	%E	10.98	%D E
Expenses, net of reimbursements and/or recoupments	0.43%		0.43	%D
Net investment (loss), before expense reimbursements and/or recoupments	(2.76	)%E	(9.01	)%D E
Net investment income, net of reimbursements and/or recoupments	1.91%		1.54	%D
Portfolio turnover rate	127%		103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

January 31, 2022 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended January 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Funds designated the following items with regard to distributions paid during the fiscal year ended January 31, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Frontier Markets Income	N/A
NIS Core Plus Bond	N/A

Qualified Dividend Income:

Frontier Markets Income	N/A
NIS Core Plus Bond	N/A

Long-Term Capital Gain Distributions:

Frontier Markets Income	$0
NIS Core Plus Bond	0

Short-Term Capital Gain Distributions:

Frontier Markets Income	$0
NIS Core Plus Bond	0

Return of Capital Distributions:

Frontier Markets Income	$0
NIS Core Plus Bond	0

Shareholders will receive notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (64)	Trustee since 2018	Partner, KPMG LLP (1990–2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (60)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (67)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-2020); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-2021); Director, National Investment Services of America, LLC (2019–Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-2021); President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (60)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (50)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021 Assistant Treasurer (2011-2021)	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (55)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon FundsSM

Privacy Policy

January 31, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Frontier Markets Income Fund and American Beacon NIS Core Plus Bond Fund are service marks of American Beacon Advisors, Inc.

AR 01/22

ITEM 2. CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees	Fiscal Year Ended
$178,536	1/31/2021
$180,036	1/31/2022

(b)
Audit Related Fees	Fiscal Year Ended
$0	1/31/2021
$0	1/31/2022

(c)
Tax Fees	Fiscal Year Ended
$121,635	1/31/2021
$46,193	1/31/2022

(d)
All Other Fees	Fiscal Year Ended
$0	1/31/2021
$0	1/31/2022

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)    Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$121,635	$0	N/A	1/31/2021
$46,193	$0	N/A	1/31/2022

(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1) 1Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b)     The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Jeffrey K. Ringdahl

Jeffrey K. Ringdahl
Vice President
American Beacon Funds
Date: April 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey K. Ringdahl

Jeffrey K. Ringdahl
Vice President
American Beacon Funds
Date: April 8, 2022

By /s/ Sonia L. Bates

Sonia L. Bates
Treasurer
American Beacon Funds
Date: April 8, 2022